                                                                  EXHIBIT 10.7
--------------------------------------------------------------------------------










                           AFG CREDIT CORPORATION,
                                 Transferor,

                        AMERICAN FINANCE GROUP, INC.
                                  Servicer,

                FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                            Administrative Agent,

                     THE INITIAL PURCHASERS NAMED HEREIN

                                     and

                           BANKERS TRUST COMPANY,
                       Trustee and Collateral Trustee

                 on behalf of the Series 1995-1 Noteholders


        -------------------------------------------------------------



                    SERIES 1995-1 SUPPLEMENTAL INDENTURE

                          Dated as of July 1, 1995

                                     to

           POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                          Dated as of July 1, 1995


         -----------------------------------------------------------





                                 $80,000,000


                              AFG MASTER TRUST

                                Series 1995-1




--------------------------------------------------------------------------------

                              TABLE OF CONTENTS

                                                                          Page

SECTION 1.   Designation..................................................1

SECTION 2.   Definitions..................................................1

SECTION 3.   The Notes....................................................11

SECTION 4.   Purchases of Class A Notes...................................12

SECTION 5.   Purchase of Class B Notes....................................12

SECTION 6.   Delivery.....................................................13

SECTION 7.   Procedure for Increasing the Principal Amount................13

SECTION 8.   Procedure for Decreasing the Principal Amount................15

SECTION 9.   Allocation of Available Pricing Amount.......................15

SECTION 10.  Reductions of the Commitments................................16

SECTION 11.  Interest;....................................................17

SECTION 12.  Indemnification by Transferor................................18

SECTION 13.  Article IV of Agreement......................................19

SECTION 14.  Article V of the Agreement...................................24

SECTION 15.  Accelerated Payment Events; Series 1995-1 Pay
                     Out Events...........................................26

SECTION 16.  Funding Costs................................................27

SECTION 17.  Conditions Precedent to Effectiveness of
                     Supplement...........................................32

SECTION 18.  Representations and Warranties of the
                       Transferor and the Servicer........................36

SECTION 19.  Covenants of the Transferor..................................37

SECTION 20.  Covenants of the Servicer....................................38

SECTION 21.  Covenants of the Trustee.....................................39

SECTION 22.  Obligations Unaffected.......................................39

SECTION 23.  Administrative Agent.........................................39

SECTION 24.  Payments.....................................................42

SECTION 25.  Costs and Expenses...........................................43

SECTION 26.  Amendments...................................................43

SECTION 27.  Successors and Assigns.......................................44

SECTION 28.  Reserved. ...................................................47

SECTION 29.  Repurchase by Servicer.......................................47

SECTION 30.  Repurchase by Transferor.....................................47

SECTION 31.  Permitted Successor Servicer.................................47

SECTION 32.  Option to Repurchase.........................................47

SECTION 33.  Final Distribution...........................................47

SECTION 34.  Representations of Class B Purchasers........................48

SECTION 36.  Counterparts.................................................48

SECTION 37.  GOVERNING LAW................................................48

SECTION 38.  The Trustee..................................................48

SECTION 39.  Instructions in Writing......................................48

                                  EXHIBITS

Exhibit A:                 Form of Class A Note
Exhibit B:                 Form of Class B Note
Exhibit C:                 Form of Monthly Noteholder's Statement
Exhibit D:                 Form of Purchaser's Certification
Exhibit E:                 Form of Seller's Certification
Exhibit F:                 Form of Commitment Transfer Supplement


                                  SCHEDULES

Schedule 1                 Schedule of Purchasers' Commitments

                                                                  EXHIBIT 10.7

                  SERIES 1995-1 SUPPLEMENTAL INDENTURE, dated as of July 1, 1995 (this "Supplement") among AFG Credit Corporation, a Delaware corporation, as Transferor, American Finance Group, Inc., a Delaware corporation, as Servicer, the several banks parties hereto as of the Closing Date (collectively, the "Initial Purchasers" and individually, an "Initial Purchaser"), the other financial institutions from time to time parties hereto as purchasers pursuant to Section 27, First Union National Bank of North Carolina, as Administrative Agent (in such capacity, the "Administrative Agent") and Bankers Trust Company, as Trustee (in such capacity, the "Trustee") and as Collateral Trustee (in such capacity, the "Collateral Trustee") under the AFG Master Trust Pooling and Servicing Agreement and Indenture of Trust dated as of July 1, 1995 among the Transferor, the Servicer, and the Trustee and Collateral Trustee (as amended, supplemented or otherwise modified from time to time, the "Agreement").

                  Section 6.12 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Transferor to the Trustee for execution and authentication of one or more Series of Notes.

                  Pursuant to this Supplement, the Transferor shall create a new Series of Notes and shall specify the principal terms thereof.

                  SECTION 1. Designation. There is hereby created a Series of Notes to be issued pursuant to the Agreement and this Supplement to be known as the "Series 1995-1 Notes". The Series 1995-1 Notes shall be issued in two Classes, which shall respectively be known as the "Series 1995-1 Class A Notes (the "Class A Notes") and the "Series 1995-1 Class B Notes" (the "Class B Notes"). Series 1995-1 shall be a Variable Funding Series. The Series 1995-1 Notes shall be issued in definitive form.

                  SECTION 2.  Definitions.

                  In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, as amended or supplemented by this Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are used herein as defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1995-1 Notes and no other Series of Notes issued by the Trust.

                  "Accelerated   Funding   Requirement"   shall  mean,   on  any
         Distribution Date after an Accelerated Payment Event has occurred, the Principal Amount, after giving effect to the application of any amounts allocated under the Target Repayment
         Amount.

                  "Accelerated Payment Date" shall mean the date on which an Accelerated Payment Event is deemed to occur pursuant to Section 15(a) of this Supplement.

                  "Accelerated Payment Event" shall have the meaning set forth in Section 15(a) of this Supplement.

                  "Acquiring Purchaser" shall have the meaning set forth in Section 27(d).

                  "Adjusted Class A Principal Amount" shall mean, on any date of determination, the excess of the Aggregate Class A Principal Amount over the Distribution Account Balance allocable to the Aggregate Class A Principal Amount at the end of such date of determination.

                  "Adjusted Principal Amount" shall mean, on any date of determination, the excess of the Principal Amount over the Distribution Account Balance at the end of such date of determination.

                  "Administrative Agent" shall have the meaning assigned in the preamble.

                  "Administrative Fee" shall have the meaning specified in Section 11(c).

                  "Aggregate Class A Commitment Amount" shall mean, as of any date, the sum of the Commitments of all Class A Purchasers on such date.

                  "Aggregate Class A Principal Amount" shall mean, as of any date, the sum of the Class A Principal Amounts of all Class A Purchasers on such date.

                  "Aggregate Class B Commitment Amount" shall mean, as of any date, the sum of the Commitments of all Class B Purchasers on such date.

                  "Aggregate Class B Principal Amount" shall mean, as of any date, the sum of the Class B Principal Amounts of all Class B Purchasers on such date.

                  "Aggregate Commitment Amount" shall mean, as of any date, the sum of the Commitments of all Purchasers on such date.

                  "Alternate Base Rate" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (i) the rate of interest publicly announced by the Administrative Agent from time to time as its prime rate in effect at its principal office or (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%.

                  "Arranger" shall mean First Union National Bank of North Carolina.

                  "Available   Class  A  Pricing  Amount"  shall  mean,  on  any
         Distribution  Date, the sum of (i) the Unallocated Class A Balance plus
         (ii) the Class A Increase on such date.

                  "Available   Class  B  Pricing  Amount"  shall  mean,  on  any
         Distribution  Date, the sum of (i) the Unallocated Class B Balance plus
         (ii) the Class B Increase on such date.

                  "Average Principal Amount" shall mean for any period the sum of the Principal Amounts on each day of such period divided by the number of days in such period.

                  "Change in Law" shall have the meaning specified in
         Section 16(e)(i).

                  "Class A Average Principal Amount" shall mean, for any period the sum of the Class A Principal Amount for each day of such period divided by the number of days in such period.

                  "Class A Noteholder" shall mean the holder of record of any Class A Note.

                  "Class A Note  Interest"  shall have the meaning  specified in
         Section 4.4A(a)(ii).

                  "Class A Notes" shall have the meaning assigned in the preamble.

                  "Class A Commitment" shall mean, as to any Purchaser, its obligation to maintain and, subject to the conditions set forth in
         Section 7, increase its Class A Principal Amount, in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Purchaser's name in Schedule 1 under the caption "Class A Commitment", as such amount may be reduced from time to time as provided herein; collectively, as to all such Purchasers, the "Class A Commitments".

                  "Class A Commitment Percentage" shall mean, as to any Purchaser and as of any date, the percentage equivalent of a fraction, the numerator of which is such Purchaser's Class A Commitment and the denominator of which is the Aggregate Class A Commitment Amount as of such date.

                  "Class A Decrease" shall have the meaning assigned in
         Section 8.

                  "Class A Increase" shall have the meaning assigned in
         Section 7.

                  "Class A Increase  Amount" shall have the meaning  assigned in
         Section 7.

                  "Class A Increase  Date"  shall have the  meaning  assigned in
         Section 7.

                  "Class A Principal Amount" shall mean, with respect to any Purchaser and as of any date, an amount equal to (a) such Purchaser's Class A Principal Amount on the immediately preceding Weekly Sale Date (or, with respect to the date as of which such Purchaser becomes a party to this Supplement, whether by executing a counterpart hereof, a Commitment Transfer Supplement or otherwise, (i) the product of such Purchaser's Commitment Percentage and the Class A Principal Amount on the immediately preceding Weekly Sale Date or (ii) the portion of the transferor's Class A Principal Amount being purchased, in the case of an Acquiring Purchaser), plus (b) the amount of any increases in such Purchaser's Class A Principal Amount pursuant to Section 7 made on the preceding Weekly Sale Date, minus (c) the amount of any distributions to such Purchaser pursuant to Section 8 or 5.1A prior to such date of determination.

                  "Class A LIBOR Rate" shall mean, with respect to each day during a LIBOR Period pertaining to the Class A LIBOR Tranche, a rate per annum equal to LIBOR plus 0.85%.

                  "Class A LIBOR Tranche" shall mean each portion of the Class A Principal Amount for which Class A Note Interest is calculated by reference to LIBOR with reference to a particular LIBOR Period.

                  "Class A Percentage" shall mean 85%.

                  "Class A Purchaser" shall mean each purchaser of the Class A Notes, including each Acquiring Purchaser; collectively, the "Class A Purchasers."

                  "Class A Voting Percentage" shall mean with respect to any Class A Purchaser, during the Revolving Period, the percentage equivalent of a fraction the numerator of which equals such Purchaser's Class A Commitment and the denominator of which equals the Aggregate Class A Commitment Amount and thereafter, the percentage equivalent of a fraction the numerator of which equals such Purchaser's Class A Principal Amount and the denominator of which equals the Aggregate Class A Principal Amount.

                  "Class B Average Principal Amount" shall mean, for any period the sum of the Class B Principal Amount for each day of such period divided by the number of days in such period.

                  "Class B Noteholder" shall mean the holder of record of any Class B Note.

                  "Class B Note  Interest"  shall have the meaning  specified in
         Section 4.4A(iii).

                  "Class B Notes" shall have the meaning assigned in the preamble.

                  "Class B Commitment" shall mean, as to any Purchaser, its obligation to maintain and, subject to the conditions set forth in
         Section 7, increase its Class B Principal Amount, in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Purchaser's name in Schedule 1 under the caption "Class B Commitment", as such amount may be reduced from time to time as provided herein; collectively, as to all such Purchasers, the "Class B Commitments".

                  "Class B Commitment Percentage" shall mean, as to any Purchaser and as of any date, the percentage equivalent of a fraction, the numerator of which is such Purchaser's Class B Commitment and the denominator of which is the Aggregate Class B Commitment Amount as of such date.

                  "Class B Decrease" shall have the meaning assigned in
         Section 8.

                  "Class B Increase" shall have the meaning assigned in
         Section 7.

                  "Class B Increase  Amount" shall have the meaning  assigned in
         Section 7.

                  "Class B Increase  Date"  shall have the  meaning  assigned in
         Section 7.

                  "Class B Principal Amount" shall mean, as of any date, an amount equal to (a) the Class B Principal Amount on the immediately preceding Weekly Sale Date (or, with respect to the date as of which the Class B Notes are issued, the Initial Class B Principal Amount), plus (b) the amount of any increases in the Class B Principal Amount pursuant to Section 7 made on the preceding Weekly Sale Date, minus (c) the amount of any distributions to the Class B Noteholders pursuant to
         Section 5.1A prior to such date of determination.

                  "Class B LIBOR Rate" shall mean, with respect to each day during a LIBOR Period pertaining to the Class B LIBOR Tranche, a rate per annum equal to LIBOR plus 1.85%.

                  "Class B LIBOR Tranche" shall mean each portion of the Class B Principal Amount for which Class B Note Interest is calculated by reference to LIBOR with reference to a particular LIBOR Period.

                  "Class B Purchaser" shall mean each purchaser of the Class B Notes, including each Acquiring Purchaser; collectively, the "Class B Purchasers."

                  "Class B Voting Percentage" shall mean with respect to any Class B Purchaser, during the Revolving Period, the percentage equivalent of a fraction the numerator of which equals such Purchaser's Class B Commitment and the denominator of which equals, the Aggregate Class B Commitment Amount and thereafter, the percentage equivalent of a fraction the numerator of which equals such Purchaser's Class B Principal Amount and the denominator of which equals the Aggregate Class B Principal Amount.

                  "Closing Date" shall mean the date on which the Principal Amount is first increased to above zero.

                  "Commitments" shall mean, collectively the Class A Commitments and the Class B Commitments.

                  "Commitment Percentage" shall mean, as to any Purchaser and as of any date, the percentage equivalent of a fraction, the numerator of which is such Purchaser's Commitment as set forth on Schedule 1 and the denominator of which is the Aggregate Commitment Amount as of such date.

                  "Commitment Reduction" shall have the meaning assigned in subsection 10(a).

                  "Commitment Transfer Supplement" shall have the meaning assigned in Section 27(d).

                  "Decrease" shall mean a Class A Decrease or a Class B
         Decrease.

                  "Distribution Account" shall have the meaning specified in Section 4.2B.

                  "Distribution Account Balance" shall mean, on any date of determination, the amount on deposit in the Distribution Account on such date (excluding investment income for the Monthly Period which includes such date of determination and amounts designated to pay Note Interest).

                  "Effective Date" shall have the meaning specified in
         Section 17.

                   "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "Increase Amount" shall mean, on any date, the aggregate amount of the Class A Increase Amount and the Class B Increase Amount on such date.

                  "Increase Date" shall mean any Class A Increase Date or Class B Increase Date.

                  "Increased   Costs"  shall  mean  any  amounts  owing  to  the
         Purchasers pursuant to Section 16(d).

                  "Initial Class A Principal Amount" shall mean
         $10,033,365.05.

                  "Initial Class B Principal Amount" shall mean
         $1,770,593.83.

                  "Initial Principal Amount" shall mean the sum of the Initial Class A Principal Amount and the Initial Class B
         Principal Amount.

                  "LIBOR" means with respect to each day during each LIBOR Period with respect to a LIBOR Tranche, the rate per annum equal to the average (rounded upwards to the nearest 1/16 of 1%) of the rates of the Reference Banks quoted on page 3750 of the Telerate Screen for deposits in United States dollars for a period of one month as of 10:00 A.M., New York City time, two Business Days prior to the beginning of such LIBOR Period for delivery on the first day of such LIBOR Period; provided that if only one rate appears on such page of the Telerate Screen, LIBOR for such LIBOR Period shall mean such quoted rate; provided, further, that if it is not possible to obtain or determine the average of the rates of the Reference Banks as provided above, "LIBOR" shall mean, with respect to each day during each LIBOR Period pertaining to a LIBOR Tranche, the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Administrative Agent by each of the Reference Banks as the rate at which such Reference Bank offers dollar deposits to prime banks at or about 10:00 A.M., New York City time, two

         Business Days prior to the beginning of such LIBOR Period in the interbank eurodollar market for delivery on the first day of such LIBOR Period for the number of days comprised therein and in an amount of $5,000,000.

                  "LIBOR Period" shall mean, with respect to any LIBOR Tranche, a period commencing on and including the applicable Distribution Date and ending on but excluding the Distribution Date.

                  "LIBOR Tranche" shall mean either the Class A LIBOR Tranche or the Class B LIBOR Tranche.

                  "Minimum Class B Percentage" shall mean 15%.

                  "Noteholder" shall mean the holder of record of any Note.

                  "Notes" shall mean the Class A Notes and the Class B
         Notes.

                  "Optional Series 1995-1 Pay Down Amount" shall mean on a Distribution Date, the amount designated by the Servicer and available pursuant to Section 4.3(g)(i) in respect of such Distribution Date.

                  "Paired Series" shall mean any series of Notes that is paired with Series 1995-1 in the related Supplement.

                  "Participants" shall have the meaning specified in
         Section 27(b).

                  "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1995-1 Pay Out Event is deemed to occur pursuant to this Supplement.

                  "Principal Amount" shall mean, on any date of determination, the sum of the Aggregate Class A Principal Amount and the Aggregate Class B Principal Amount on such date of determination.

                  "Program Agreements" shall have the meaning specified in Section 17(a).

                  "Purchaser" shall mean each purchaser of the Series 1995-1 Notes.

                  "Rating Agencies" shall mean, collectively, each nationally recognized statistical rating agency which, at the request of the Transferor or the Servicer, has assigned a rating to one or more classes of the Series 1995-1 Notes; provided that so long as no such agency is currently rating a particular Class of Series 1995-1, the requirement to satisfy the Rating Agency Condition with respect to such Class shall be deemed to be a requirement to obtain the consent of the Required Purchasers of such Class.

                  "Record Date" shall mean, with respect to any Distribution Date, the close of business on the last Business Day of the preceding month.

                  "Reference Banks" shall mean First Union National Bank of North Carolina.

                  "Register"   shall   mean  a   register   maintained   by  the
         Administrative Agent for recording transfers of interests in the Class A Notes and the Class B Notes.

                  "Required  Class  A  Purchasers"   shall  mean,  on  any  day,
         Purchasers having, in the aggregate, Class A Voting Percentages of at least 66-2/3%.

                  "Required Series Subordinated Amount" shall mean on any date of determination, the product of the Adjusted Principal Amount on such date (after giving effect to any increase or decrease therein to occur on such date) times the Minimum Class B Percentage.

                  "Required  Class  B  Purchasers"   shall  mean,  on  any  day,
         Purchasers having, in the aggregate, Class B Voting Percentages of at least 66-2/3%.

                  "Required Purchasers" shall mean, on any day, Purchasers having, in the aggregate, Voting Percentages of at least 66-2/3%.

                  "Revolving Noteholder's Interest" shall have the meaning specified in Section 3.

                  "Revolving Period" shall mean the period from and including the Closing Date to and including the earlier of (i) the latest Distribution Date that falls within 364 days after the Closing Date,
         (ii) the Pay Out Commencement Date and (iii) the Accelerated Payment Date.

                  "Scheduled Series 1995-1 Termination Date" shall mean the Distribution Date which occurs 12 months after the last Scheduled Payment under any Included Lease in the Amortizing Pool related to Series 1995-1.

                  "Series Accounts" shall mean the Distribution Account with respect to Series 1995-1.

                  "Series Available Amount" shall mean on any Distribution Date the amount allocable to Series 1995-1 in accordance with Section 4.3(e) or (f) and Section 4.3(g) or (h) of the Agreement, as the case may be.

                  "Series Asset Base" shall mean, on any date of determination, the Series Percentage of the Asset Base on such date.

                  "Series Percentage" shall mean, on any date of determination:

                           (a) prior to a Pay Out Event, the percentage equivalent of a fraction the numerator of which shall be the Adjusted Principal Amount on the preceding Business Day and the denominator of which shall be the Aggregate Adjusted Principal Amount on such day;

                           (b) after a Pay Out Event, the percentage  equivalent
                  of a fraction the numerator of which shall be the Adjusted Principal Amount as of the end of the day on the last day of the Revolving Period and the denominator of which shall be the Aggregate Adjusted Principal Amount on such day.

                  "Series 1995-1" shall mean the Series of the AFG Master Trust represented by the Series 1995-1 Notes.

                  "Series   1995-1  Pay  Out  Event"   shall  have  the  meaning
         prescribed in Section 15(b) of this Supplement.

                  "Series Subordinated Amount" shall mean, on any date of determination, the excess, if any, of (i) the Series Percentage of the Asset Base on such date over (ii) the Adjusted Class A Principal Amount on such date.

                  "Series  Termination  Date" shall mean the earlier to occur of
         (i) the day after the  Distribution  Date on which  the  Series  1995-1
         Notes are repaid in full, or (ii) the Scheduled Series 1995-1 Termination Date.

                  "Target Repayment Percentage" shall mean 100%.

                  "Taxes" shall have the meaning specified in Section
         16(f).

                  "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "Transferee" shall have the meaning specified in
         Section 27(g).

                  "Transfer Issuance Date" shall mean the date on which a Commitment Transfer Supplement becomes effective pursuant to the terms of such Commitment Transfer Supplement.

                  "Unallocated Class A Balance" shall mean, as of any Distribution Date, the sum of (i) the portion of the Aggregate Class A Principal Amount for which the Class A Note Interest is then being calculated by reference to the Alternate Base Rate and (ii) the portion of the Aggregate Class A Principal Amount that is allocated to any Class A LIBOR Tranche which expires on such Distribution Date (in each case after giving effect to any reduction thereof in accordance with
         Section 8).

                  "Unallocated Class B Balance" shall mean, as of any Distribution Date, the sum of (i) the portion of the Aggregate Class B Principal Amount for which the Class B Note Interest is then being calculated by reference to the Alternate Base Rate and (ii) the portion of the Aggregate Class B Principal Amount that is allocated to any Class B LIBOR Tranche which expires on such Distribution Date (in each case after giving effect to any reduction thereof in accordance with
         Section 8).

                  "Unpaid  Class  A  Note  Interest"   shall  have  the  meaning
         specified in Section 11(a).

                  "Unpaid  Class  B  Note  Interest"   shall  have  the  meaning
         specified in Section 11(b).

                  "Voting Percentage" shall mean with respect to any Purchaser, during the Revolving Period, the percentage equivalent of a fraction the numerator of which equals such Purchaser's Commitment and the denominator of which equals, the Aggregate Commitment Amount and thereafter, the percentage equivalent of a fraction the numerator of which equals such Purchaser's Principal Amount and the denominator of which equals the Principal Amount.

                  "Weekly  Sale Date" shall mean (i) the third  Business  Day of
         each  calendar   week,   except  for  any  calendar  week  in  which  a
         Distribution Date occurs and (ii) each Distribution Date.

                  "Working Day" shall mean any Business Day on which dealings in foreign currencies and exchanges between banks may be carried on in London, England.

                  SECTION 3. The Notes. (a) The Notes shall represent indebtedness secured by the Trust Assets and an obligation to pay the Noteholders Note Interest and Note Principal out of the Trust Assets, consisting of the right of the Noteholders to receive (i) the applicable share of Collections and (ii) all other funds on deposit in the Collection Account allocable to the holders of the Series 1995-1 Notes and (iii) all funds on deposit in the Distribution Account (the "Revolving Noteholders' Interest"). The Transferor Interest and any other Series of Notes outstanding shall represent the interest in the remainder of the Trust Assets not allocated pursuant hereto to the Revolving Noteholders' Interest.

                  (b) The Series 1995-1 Notes shall consist of the Class A Notes and the Class B Notes, substantially in the forms of Exhibits A and B, respectively, and shall, upon issue, be executed by the Trust and delivered to the Trustee for authentication and redelivery as provided in Section 6 hereof and Section 6.3 of the Agreement.

                  (c) The Class B Notes shall be issuable in a minimum denomination of $20,000 principal amount and integral multiples thereof, and shall not be subdivided.

                  (d) The Series 1995-1 Notes have not been registered under the United States Securities Act of 1933, as amended (the Securities Act"). By accepting its Note, each Purchaser shall be deemed to acknowledge that it is purchasing the Notes for investment purposes and is not acquiring the Notes with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.

                  SECTION 4. Purchases of Class A Notes. (a) Initial Purchase. Subject to the terms and conditions of this Supplement, each Initial Purchaser with a Class A Commitment hereby severally agrees (i) to purchase from the Trust on the Closing Date a principal amount of the Class A Notes equal to such Initial Purchaser's Class A Commitment Percentage of the Initial Class A Principal Amount and (ii) to maintain such interest in the Class A Notes, subject to increase or decrease during the Revolving Period, in accordance with the provisions of this Supplement.

                  (b) Subsequent Purchasers. Subject to the terms and conditions of this Supplement, each Class A Acquiring Purchaser hereby severally agrees to maintain its interest in the Class A Notes, subject to increase or decrease during the Revolving Period, in accordance with the provisions of this Supplement.

                  (c) Maximum Purchaser Amount. Notwithstanding anything to the contrary contained in this Supplement, at no time shall the Class A Principal Amount of any Purchaser exceed such Purchaser's Class A Commitment at such time.

                  SECTION 5. Purchase of Class B Notes. (a) Initial Purchase. Subject to the terms and conditions of this Supplement, each Initial Purchaser with a Class B Commitment hereby severally agrees (i) to purchase from the Trust on the Closing Date a principal amount of the Class B Notes equal to such Initial Purchaser's Class B Commitment Percentage of the Initial Class B Principal Amount and (ii) to maintain such interest in the Class B Notes, subject to increase or decrease during the Revolving Period, in accordance with the provisions of this Supplement.

                  (b) Subsequent Purchasers. Subject to the terms and conditions of this Supplement, each Class B Acquiring Purchaser hereby severally agrees to maintain its interest in the Class B Notes subject to increase or decrease during the Revolving Period, in accordance with the provisions of this Supplement.

                  (c) Maximum Purchaser Amount. Notwithstanding anything to the contrary contained in this Supplement, at no time shall the Class B Principal Amount of any Purchaser exceed such Purchaser's Class B Commitment at such time.

                  SECTION 6. Delivery. (a) On the Closing Date, the Trust shall execute and the Trustee shall duly authenticate (i) Class A Notes in an aggregate denomination equal to the Initial Class A Principal Amount and (ii) Class B Notes in an aggregate denomination equal to the Initial Class B Principal Amount.

                  (b) The Trustee shall deliver the Series 1995-1 Notes when authenticated in accordance with Section 6.2 of the Agreement.

                  (c) Enhancement for the Class A Notes shall consist of the subordination of the Class B Notes.

                  SECTION 7. Procedure for Increasing the Principal Amount. (a) Subject to subsection 7(c), on any Weekly Sale Date during the Revolving Period, the Principal Amount may be increased by increasing each Class A Purchaser's Class A Principal Amount (a "Class A Increase"), up to an amount not exceeding each Purchaser's Class A Commitment upon the request of the Servicer, on behalf of the Trust, (each date on which an increase in the Class A Principal Amount occurs hereunder being herein referred to as the "Class A Increase Date"); provided that the Servicer shall have given the Administrative Agent irrevocable written notice (effective upon receipt) of such request (i) if the Increase on such date is to be priced solely with reference to the Alternate Base Rate, prior to 12:00 Noon (New York City time) one Business Day prior to such Class A Increase Date or (ii) if all or a portion of such Class A Increase on such date is to be allocated to any Class A LIBOR Tranche, prior to 12:00 Noon (New York City time) three Working Days prior to such Class A Increase Date. Such notice shall state the Class A Increase Date, the proposed amount of such Class A Increase (the "Class A Increase Amount"), and, if all or a portion of such Class A Increase is to be allocated to the Class A LIBOR Tranche, the LIBOR Period with respect to each such Class A LIBOR Tranche; provided, that (i) prior to the increase in the Class A Principal Amount, the Class B Purchasers shall pay to the Trust an amount sufficient to increase the Class B Principal Amount to an amount equal to the Required Series Subordinated Amount calculated after taking into consideration the Increase on such Increase Date, (ii) a Class A Increase allocated to the Class A LIBOR Tranche shall only occur on a

Distribution Date and (iii) an allocation to the Class A LIBOR Tranche shall be subject to the provisions of Section 9.

                  (b) Subject to subsection 7(c), on any Weekly Sale Date during the Revolving Period, the Principal Amount may be increased by increasing each Class B Purchaser's Class B Principal Amount (a "Class B Increase"), up to an amount not exceeding each Class B Purchaser's Class B Commitment upon the request of the Servicer on behalf of the Trust (each date on which an increase in the Class B Principal Amount occurs hereunder being herein referred to as a "Class B Increase Date"); provided that the Servicer shall have given the Administrative Agent irrevocable written notice (effective upon receipt) of such request (i) if the Class B Increase on such date is to be priced solely with reference to the Alternate Base Rate, prior to 12:00 Noon (New York City time) one Business Day prior to such Class B Increase Date or (ii) if all or a portion of such Class B Increase on such date is to be allocated to any Class B LIBOR Tranche, prior to 12:00 Noon (New York City time) three Working Days prior to such Class B Increase Date. Such notice shall state the Increase Date, the proposed amount of such Class B Increase (the "Class B Increase Amount") and, if all or a portion of such Increase is to be allocated to the Class B LIBOR Tranche, the LIBOR Period with respect to each such Class B LIBOR Tranche; provided, that (i) an Increase allocated to the Class B LIBOR Tranche shall only occur on a Distribution Date and (iii) an allocation to the Class B LIBOR Tranche shall be subject to the provisions of Section 9.

                  (c) The Purchasers shall not be obligated to increase their respective Principal Amounts on any Increase Date hereunder if:

                      (i)  the related Increase Amount is less than $250,000;

                     (ii) after giving effect to the Increase, the Class A Principal Amount of any Class A Purchaser would exceed its Class A Commitment or if the Class B Principal Amount of any Class B Purchaser would exceed its Class B Commitment (in each case determined as of the date the notice of such Increase is given);

                    (iii) a Pay Out Event or an event which, with the passage of time or the giving of notice, or both, would be a Pay Out Event has occurred;

                     (iv) the Series Subordinated Amount does not equal or exceed the Required Series Subordinated Amount;

                      (v) the Administrative Agent has not received a fee in the amount of $1,000 relating to such increase;

                     (vi) an Accelerated Payment Event, or an event which, with the passage of time or the giving of notice, would be an Accelerated Payment Event, has occurred and is continuing; and

                    (vii) the representations and warranties set forth in the Agreement, this Supplement and the Asset Purchase Agreement are not true and correct in all material respects on the Increase Date.

                  (d) After receipt by the Administrative Agent of the notice required by subsection 7(a) or (b) from the Servicer on behalf of the Trust, the Administrative Agent shall promptly provide telephonic notice to each relevant Purchaser of the Increase Date and of the portion of the Class A Increase Amount or Class B Increase Amount allocable to such Purchaser (which shall equal such Purchaser's Class A Commitment Percentage or Class B Commitment Percentage of the related Increase Amount). Payments by the Purchasers in respect of any Increase shall be made in immediately available funds on the related Increase Date to the Administrative Agent for payment to the Transferor.

                  SECTION 8. Procedure for Decreasing the Principal Amount. On any one or more Weekly Sale Dates during the Revolving Period, upon request of the Servicer on behalf of the Trust, the Aggregate Class A Principal Amount may be reduced (a "Class A Decrease") by (A)(i) a deposit by the Transferor to the Distribution Account of the amount of such reduction or (ii) the allocation to the Distribution Account of any amounts available pursuant to Section 4.3(g) of the Agreement or (iii) any combination of (i) and (ii). On any one or more Weekly Sale Dates during the Revolving Period, upon request of the Servicer on behalf of the Trust, the Aggregate Class B Principal Amount may be reduced (a "Class B Decrease") by (A)(i) a deposit by the Transferor to the Distribution Account of the amount of such reduction or (ii) the allocation to the Distribution Account of any amounts available pursuant to Section 4.3(g) or
(iii) any combination of (i) and (ii); provided that, after giving effect to such Class B Decrease, the Series Subordinated Amount shall not be less than the Required Series Subordinated Amount and the amount of the Class B Decrease shall not exceed the amount that when subtracted from the Aggregate Class B Principal Amount (after giving effect to amounts previously allocated to thereto pursuant to this Section 8) will cause the Aggregate Class B Principal Amount to equal the Required Subordinated Amount (after giving effect to such Class B Decrease). The Servicer shall give the Administrative Agent written notice (effective upon receipt) prior to 12:00 Noon (New York City time) three Business Days prior to the date of any Decrease stating the amount of such Decrease, the portion thereof to be allocated to the Class A Decrease and the portion thereof to be allocated to the Class B Decrease; provided that each such Decrease shall be in an amount equal to or greater than $250,000.

                  SECTION 9. Allocation of Available Pricing Amount. (a) On each Distribution Date the Transferor may, subject to paragraph (c), elect to allocate all or any part of the Available Class A Pricing Amount or the Available Class B Pricing Amount to the Class A LIBOR Tranche or the Class B LIBOR Tranche, as applicable, with a LIBOR Period commencing on such Distribution Date by giving the Administrative Agent irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by the Administrative Agent prior to 12:00 Noon (New York City time) three Working Days prior to such Distribution Date. Such notice shall specify (i) the applicable Distribution Date, (ii) the portion of the Available Class A Pricing Amount being allocated to the Class A LIBOR Tranche and (iii) the portion of the Available Class B Pricing Amount being allocated to the Class B LIBOR Tranche. Promptly upon receipt of each such notice the Administrative Agent shall notify each Purchaser of the contents thereof. If the Administrative Agent shall not have received timely notice as aforesaid with respect to all or any portion of the Available Class A Pricing Amount or the Available Class B Pricing Amount, Note Interest on the amount for which no such timely notice has been received shall be calculated by reference to the Alternate Base Rate.

                  (b) Any reduction in the Aggregate Class A Principal Amount or the Aggregate Class B Principal Amount on any Weekly Sale Date shall be allocated in the following order of priority:

                  First, to reduce the Available Class A Pricing Amount or the Available Class B Pricing Amount, as appropriate; and

                  Second, to reduce the portion of the Aggregate Class A Principal Amount or Aggregate Class B Principal Amount allocated to the Class A LIBOR Tranche or the Class B LIBOR
         Tranche.

                  (c) Anything contained in this Section 9 to the contrary notwithstanding, the portion of the Aggregate Class A Principal Amount allocable to the Class A LIBOR Tranche must be an amount equal to at least $1,000,000.

                  SECTION 10.  Reductions of the Commitments.  (a)  On
                               -----------------------------
any Weekly Sale Date during the Revolving Period, the Servicer, on behalf of the Trust, may, upon three Working Days' prior written notice to the Administrative Agent (effective upon receipt) reduce or terminate the Class A Commitments or the Class B Commitments (a "Commitment Reduction") in an aggregate amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof, provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any reduction in the Aggregate Class A Principal Amount and the Aggregate Class B Principal Amount on such date, the Aggregate Class A Principal Amount would exceed the Aggregate Class A Commitment Amount then in effect or the Aggregate Class B Principal Amount would exceed the Aggregate Class B Commitment Amount then in effect. Each Purchaser's Commitment shall be reduced by such Purchaser's Class

A Commitment Percentage or Class B Commitment Percentage, as applicable, of the amount of such Commitment Reduction.

                  (b) Once reduced, the Commitments may not be subsequently reinstated. Upon effectiveness of any such reduction, the Administrative Agent shall prepare a revised Schedule 1 to reflect the reduced Commitment of each Purchaser and Schedule 1 of this Supplement shall be deemed to be automatically superseded by such revised Schedule 1. The Administrative Agent shall distribute such revised Schedule 1 to the Transferor, the Servicer, the Trustee and each Purchaser.

                  SECTION 11. Interest; Administrative Fee. (a) Interest shall accrue in respect of each day in each Accrual Period for the Class A Notes, with respect to the portion of the Aggregate Class A Principal Amount allocated to the Class A LIBOR Tranche during such period, at the Class A LIBOR Rate for such period and, with respect to the portion thereof not allocated to the Class A LIBOR Tranche on any day during such period, at the Alternate Base Rate applicable to such day. Interest accrued during each Accrual Period on the Class A Notes shall be payable on the Distribution Date immediately following the last day of such Accrual Period. If any interest that accrues on the Class A Notes during an Accrual Period is not paid on the related Distribution Date in accordance with the preceding sentence ("Unpaid Class A Note Interest"), such Unpaid Class A Note Interest shall be payable on the immediately following Distribution Date, plus interest thereon for the additional Accrual Period calculated at the Alternate Base Rate.

                  (b) Interest shall accrue in respect of each day in each Accrual Period for the Class B Notes, with respect to the portion of the Aggregate Class B Principal Amount allocated to the Class B LIBOR Tranche during such period, at the Class B LIBOR Rate for such period and, with respect to the portion thereof not allocated to the Class B LIBOR Tranche on any day during such period, at the Alternate Base Rate applicable to such day, plus .35%. Interest accrued during each Accrual Period on the Class B Notes shall be payable on the Distribution Date coinciding with the last day of such Accrual Period. If any interest that accrues on the Class B Notes during an Accrual Period is not paid on the related Distribution Date in accordance with the preceding sentence ("Unpaid Class B Note Interest"), such Unpaid Class B Interest shall be payable on the immediately following Distribution Date, plus interest thereon for the additional Accrual Period calculated at the Alternate Base Rate.

                  (c) The Servicer shall pay to the Administrative Agent for its own account, on each Distribution Date, an administrative fee with respect to each Accrual Period or portion thereof ending on such date (the "Administrative Fee") at a rate equal to .10% per annum of the average daily Principal Amount during such Accrual Period. The Administrative Fee shall be payable in arrears
(a) for each Accrual Period on the Distribution Date coinciding with the last day of such period and (b) on the Series Termination Date.

                  (d) Calculations of per annum rates and fees under this Supplement shall be made on the basis of (i) a 360-day year for actual days elapsed with respect to interest calculated with reference to the LIBOR Rate and
(ii) a 365- (or 366-, as the case may be) day year with respect to interest calculated with reference to the Alternate Base Rate and other per annum fees. Each determination of the LIBOR Rate hereunder by the Administrative Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error. Any change in interest payable hereunder resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change is announced. For the purposes of paying Note Interest on any Distribution Date, if there shall be a change in the Alternate Base Rate between a Determination Date and the end of the related Accrual Period, the Alternate Base Rate in effect on such Determination Date shall be deemed to be in effect for the remainder of the related Accrual Period and an appropriate adjustment will be made on the next succeeding Distribution Date.

                  SECTION 12. Indemnification by Transferor. The Transferor hereby agrees to pay, and to indemnify and hold harmless, the Administrative Agent, each Purchaser, the Arranger, the Trustee and the Collateral Trustee and each officer, director, employee and agent thereof from (a) all claims, disputes, damages, penalties and losses arising from the entering into or management of Leases or the acquisition, management or operation of the related Equipment (including any product warranty-related claims, but excluding losses arising out of a lessee's failure to make timely lease payments or other credit losses) or the transactions contemplated by this Supplement or the subject matter thereof, (b) any taxes which may at any time be asserted in respect of this transaction or the subject matter thereof (including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes, but not including taxes imposed upon the Administrative Agent, any such Purchaser, the Arranger, the Trustee or the Collateral Trustee with respect to its income arising out of this transaction and imposed in any jurisdiction) and (c) costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Transferor or the Servicer hereunder or imposed against the Administrative Agent, any Purchaser, the Arranger, the Trustee, the Collateral Trustee or any officer, director, employee or agent thereof, or the Transferor, the property involved or otherwise (regardless of whether the Administrative Agent, the Trustee, any Purchaser, the Arranger or any officer, employee or director thereof is a party thereto); provided, however, that the Transferor shall not be liable to or indemnify or hold harmless the Administrative Agent, each Purchaser, the Arranger, the Trustee or the Collateral Trustee and each officer, director and employee or agent thereof as to any claims, disputes, damages, penalties and losses suffered or sustained by reason of gross negligence or willful misconduct on the part of the Administrative Agent, each Purchaser, the Arranger, the Trustee or the Collateral Trustee, as the case may be, or any of their respective officers, directors, employees or agents.

                  SECTION 13. Article IV of Agreement. Sections 4.1 through 4.5, inclusive, of the Agreement shall read in their entirety as provided in the Agreement and Sections 4.1B, 4.2B and Section 4.4A shall read in their entirety as provided in this Series 1995-1 Supplement to the Agreement. The remainder of
Article IV of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1995-1 Notes:

                                 ARTICLE IV

                          RIGHTS OF NOTEHOLDERS AND
                  ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.1B  [Reserved]

                  Section 4.2B The Series 1995-1 Distribution Account. The Servicer, for the benefit of the Series 1995-1 Noteholders, shall cause to be established and maintained in the name of the Collateral Trustee, on behalf of the Trust, with an office or branch of a Qualified Institution a non-interest bearing segregated demand deposit account maintained in the corporate trust department of such Qualified Institution, and held in trust by such Qualified Institution (the "Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1995-1 Noteholders. The Paying Agent shall have the revocable authority to make withdrawals from the Distribution Account. Funds on deposit in the Distribution Account shall at all times be invested by the Collateral Trustee, at the written direction of the Servicer, in Permitted Investments. Any such investments shall mature and such funds shall be available for withdrawal on the Transfer Date preceding the Distribution Date on which such funds are to be distributed hereunder; provided, however, that any Permitted Investment in short-term U.S. treasury securities may mature one day after such Transfer Date and may be sold on such Transfer Date.

                  Section 4.4A  Allocations.

                  (a)      Allocations During the Revolving Period.  On each
                           ---------------------------------------
Determination Date during the Revolving Period, the Servicer shall instruct the Collateral Trustee to deposit, and on the succeeding Distribution Date the Collateral Trustee acting in accordance with such instructions shall deposit to the Distribution Account, the amounts required to be deposited pursuant to this Section in order to make the following payments from the Series Available Amount for the related Distribution

Date (in each case, such deposit or payment to be made only to the extent funds remain available therefor after all prior payments and deposits for such Distribution Date have been made), in the following order of priority:

                         (i) pay to the Administrative Agent the Administrative Fee for the preceding Accrual Period, together with any amounts in respect of the Administrative Fee that were due in respect of prior Accrual Periods that remain unpaid;

                        (ii) allocate to the Distribution Account for the benefit of the Class A Noteholders an amount equal to Note Interest accrued in respect of the Class A Notes ("Class A Note Interest") for the Accrual Period ending on such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made, plus interest on any such amounts calculated at the Alternate Base Rate;

                       (iii) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to Note Interest accrued in respect of the Class B Notes ("Class B Note Interest") for the Accrual Period ending on such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made;

                        (iv) allocate to the Distribution Account for the benefit of the Class A Noteholders an amount equal to the Class A Percentage of the Optional Series 1995-1 Pay Down
         Amount for such Distribution Date;

                         (v) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to the remaining Optional Series 1995-1 Pay Down Amount for such
         Distribution Date;

                        (vi) allocate to the Distribution Account for the benefit of the Class A Noteholders an amount equal to any amounts then due and payable in respect of Increased Costs in respect of the Class A Notes accrued during the Accrual Period ending on such Distribution Date; provided that such amount shall not, after giving effect to the application thereof, cause the Series Subordinated Amount to be less than the Required Series Subordinated Amount;

                       (vii) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to any amounts then due and payable in respect of Increased Costs in respect of the Class B Notes accrued during the Accrual Period ending on such Distribution Date; provided that such amount shall not, after giving effect to the application thereof, cause the Series Subordinated Amount to be less than the Required Series Subordinated Amount;

                      (viii) pay to the appropriate parties an amount equal to any amounts then due and payable in respect of other fees and expenses owing thereto in respect of Series 1995-1; provided that such amount shall not, after giving effect to the application thereof, cause the Series Subordinated Amount to be less than the Required Series Subordinated Amount;

                        (ix) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to interest payable with respect to any Class B Note Interest that accrued in respect of prior Accrual Periods for which no allocation was previously made, calculated at the Alternate Base Rate;

                         (x) allocate any remaining Series Available Amount to the Excess Funding Account.

                  (b) Allocations During the Amortization Period and Prior to the Pay Out Commencement Date or Accelerated Payment Date. On each Determination Date during the Amortization Period and prior to the Pay Out Commencement Date or the Accelerated Payment Date, the Servicer shall instruct the Trustee to deposit, and on the succeeding Distribution Date the Trustee acting in accordance with such instructions shall deposit to the Distribution Account, the amounts required to be deposited pursuant to this Section in order to make the following payments from the Series Available Amount for the related Distribution Date (in each case, such deposit or payment to be made only to the extent funds remain available therefor after all prior payments and deposits for such Distribution Date have been made), in the following order of priority:

                         (i) pay to the Administrative Agent the Administrative Fee for the preceding Accrual Period, together with any amounts in respect of the Administrative Fee that were due in respect of prior Accrual Periods that remain unpaid;

                        (ii) allocate to the Distribution Account for the benefit of the Class A Noteholders an amount equal to Note Interest accrued in respect of the Class A Notes for the Accrual Period ending on such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made, plus interest on any such amounts calculated at the Alternate Base Rate;

                       (iii) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to Note Interest accrued in respect of the Class B Notes for the Accrual Period ending on such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made;

                        (iv) allocate to the Distribution Account for the benefit of the Class A Noteholders an amount equal to the Class A Percentage of the Target Repayment Amount for Series 1995-1 for such Distribution Date, together with any such amounts that were due on prior Distribution Dates for which no deposit was previously made;

                         (v) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to the remaining Target Repayment Amount for Series 1995-1 for such Distribution Date, together with any such amounts that were due on prior Distribution Dates for which no deposit was previously made;

                        (vi) allocate to the Distribution Account for the benefit of the Class A Noteholders an amount equal to any amounts then due and payable in respect of Increased Costs in respect of the Class A Notes accrued during the Accrual Period ending on such Distribution Date; provided that such amount shall not, after giving effect to the application thereof, cause the Series Subordinated Amount to be less than the Required Series Subordinated Amount;

                       (vii) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to any amounts then due and payable in respect of Increased Costs in respect of the Class B Notes accrued during the Accrual Period ending on such Distribution Date; provided that such amount shall not, after giving effect to the application thereof, cause the Series Subordinated Amount to be less than the Required Series Subordinated Amount;

                      (viii) pay to the appropriate parties an amount equal to any amounts then due and payable in respect of other fees and expenses owing thereto in respect of Series 1995-1; provided that such amount shall not, after giving effect to the application thereof, cause the Series Subordinated Amount to be less than the Required Series Subordinated Amount.

                        (ix) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to interest payable with respect to any Class B Note Interest that accrued in respect of prior Accrual Periods for which no allocation was previously made, calculated at the Alternate Base Rate;

                  (x) allocate any remaining Series Available Amount to the Excess Funding Account.

                  (c) Allocations After Pay Out Commencement Date or Accelerated Payment Date. On each Determination Date occurring after the Pay Out Commencement Date or the Accelerated Payment Date, the Servicer shall instruct the Trustee to deposit, and on the succeeding Distribution Date the Trustee acting in accordance with such instructions shall deposit to the Distribution Account, the amounts required to be deposited pursuant to this Section in order to make the following payments from the Series Available Amount for the related Distribution Date (in each case, such deposit or payment to be made only to the extent funds remain available therefor after all prior payments and deposits for such Distribution Date have been made), in the following order of priority:

                         (i) pay to the Administrative Agent the Administrative Fee for the preceding Accrual Period, together with any amounts in respect of the Administrative Fee that were due in respect of prior Accrual Periods that remain unpaid;

                        (ii) allocate to the Distribution Account for the benefit of the Class A Noteholders an amount equal to Note Interest accrued in respect of the Class A Notes for the Accrual Period ending on such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made, plus interest on any such amounts calculated at the Alternate Base Rate;

                       (iii) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to Note Interest accrued in respect of the Class B Notes for the Accrual Period ending on such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made;

                        (iv) allocate to the Distribution Account for the benefit of the Class A Noteholders an amount equal to the remaining Aggregate Class A Principal Amount;

                         (v) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to the remaining Aggregate Class B Principal Amount;

                        (vi) allocate to the Distribution Account for the benefit of the Class A Noteholders an amount equal to any amounts then due and payable in respect of Increased Costs in respect of the Class A Notes accrued during the Accrual Period ending on such Distribution Date; provided that such amount shall not, after giving effect to the application thereof, cause the Series Subordinated Amount to be less than the Required Series Subordinated Amount;

                       (vii) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to any amounts then due and payable in respect of Increased Costs in respect of the Class B Notes accrued during the Accrual Period ending on such Distribution Date; provided that such amount shall not, after giving effect to the application thereof, cause the Series Subordinated Amount to be less than the Required Series Subordinated Amount;

                      (viii) pay to the appropriate parties an amount equal to any amounts then due and payable in respect of other fees and expenses owing thereto in respect of Series 1995-1; provided that such amount shall not, after giving effect to the application thereof, cause the Series Subordinated Amount to be less than the Required Series Subordinated Amount.

                        (ix) allocate to the Distribution Account for the benefit of the Class B Noteholders an amount equal to interest payable with respect to any Class B Note Interest that accrued in respect of prior Accrual Periods for which no allocation was previously made, calculated at the Alternate Base Rate;

                         (x) allocate any remaining Series Available Amount to the Excess Funding Account.

                  SECTION 14. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1995-1 Notes:

                                  ARTICLE V

                        DISTRIBUTIONS AND REPORTS TO
                                 NOTEHOLDERS

                  Section 5.1A  Distributions.

                  (a) On each Distribution Date, the Paying Agent shall distribute to the Administrative Agent on behalf of the Class A Purchasers (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 5.2A(a) and promptly thereafter the Administrative Agent shall make available to each Class A Purchaser (other than as provided in Section 12.3 of the Agreement respecting a final distribution) such Purchaser's pro rata share (based on its Class A Commitment Percentage) of amounts on deposit in the Distribution Account as are payable with respect to the Class A Notes pursuant to Section 4.4A on such Distribution Date.

                  (b) On each Distribution Date, the Paying Agent shall distribute to the Administrative Agent on behalf of the Class B Purchasers (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 5.2A(a) and promptly thereafter the Administrative Agent shall make available to each Class B Purchaser (other than as provided in Section 12.3 of the Agreement respecting a final distribution) such Purchaser's pro rata share (based on its Class B Commitment Percentage) of amounts on deposit in the Distribution Account as are payable with respect to the Class B Notes pursuant to Section 4.4A on such Distribution Date.

                  Section 5.2A  Noteholders' Statements.

                  (a) Monthly Noteholders' Statement. On or before each Distribution Date, the Paying Agent shall forward to each Series 1995-1 Noteholder and each Rating Agency a statement substantially in the form of Exhibit C to this Supplement prepared by the Servicer setting forth among other things the following information with respect to such Distribution Date (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Series 1995-1 Note and, in the case of subclause (v) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Series 1995-1 Note):

                      (i)           the total amount distributed;

                      (ii) the amount of such distribution allocable to Note Principal;

                      (iii) the amount of such distribution allocable to Note Interest;

                     (iv) the Aggregate Commitment Amount, the Class A Principal Amount, the Class B Principal Amount, the
         Principal Amount, the Class A Average Principal Amount and the Class B Average Principal Amount; and

                      (v) the Adjusted Principal Amount, the Series Asset Base, the Aggregate Adjusted Principal Amount, the Asset Base, the Series Subordinated Amount, the Required Series Subordinated Amount, the Discounted Lease Balances of Included Leases that were classified as Delinquent Leases during each of the three preceding Monthly Periods, the Aggregate Pool Balance on the last day of the three preceding Monthly Periods and the Discounted Lease Balances of Included Leases that became Defaulted Leases during each of the three preceding Monthly Periods.

                  (b) Annual Noteholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1996, the Paying Agent shall distribute on behalf of the Transferor, to each Person who at any time during the preceding calendar year was a Series 1995-1 Noteholder, a statement prepared by the Servicer and delivered to the Trustee on or before January 31 of each calendar year containing the information required to be contained in the regular monthly report to Series 1995-1 Noteholders, as set forth in subclauses (i),
(ii), (iii) and (iv) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1995-1 Noteholder, together with such other customary information (consistent with the treatment of the

Series 1995-1 Notes as debt) as the Servicer deems necessary or desirable to enable the Series 1995-1 Noteholders to prepare their tax returns consistent with the treatment of the Series 1995-1 Notes as debt instruments. Such obligations of the Transferor and the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code of 1986, as amended (the "Code") as from time to time in effect.

                  (c) Monthly Statement. With respect to each Distribution Date and the related Monthly Period, the Servicer shall provide to the Administrative Agent a copy of the Monthly Statement, and the Servicer shall, upon request, provide a copy of the most current Monthly Statement to any Noteholder.

                  SECTION 15. Accelerated Payment Events; Series 1995-1 Pay Out Events.

                  (a) Accelerated Payment Events. If any one of the following events shall occur with respect to the Series 1995-1
Notes:

                  (i) on any two consecutive Distribution Dates after giving effect to all transactions and distributions to occur hereunder on such dates, the Adjusted Principal Amount on each such date shall be less than the Series Asset Base on each such date; or

                  (ii) on any two consecutive Distribution Dates after giving effect to all transactions and distributions to occur hereunder on such dates, the Aggregate Adjusted Principal Amount on each such date shall exceed the Asset Base on each such date; or

                  (iii) on any two consecutive Distribution Dates after giving effect to all transactions and distributions to occur hereunder on such dates, the Series Subordinated Amount on each such date shall be less than the Required Series Subordinated Amount on each such date; or

                  (iv) on any two consecutive Distribution Dates after giving effect to all transactions and distributions to occur hereunder on such dates, the product of (A) the average of the Discounted Lease Balances of Included Leases that were classified as Delinquent Leases on the last day of each of the three preceding Monthly Periods, and (B) twelve, exceeds 5% of the average Aggregate Pool Balance on the last day of such three preceding Monthly Periods; or

                  (v) on any two consecutive Distribution Dates after giving effect to all transactions and distributions to occur hereunder on such dates, the product of (A) the Discounted Lease Balances of Included Leases that became Defaulted

         Leases during the three preceding Monthly Periods, and (B) four, exceeds 4% of the average Aggregate Pool Balance on the last day of such three preceding Monthly Periods; or

                  (vi) on any six consecutive Distribution Dates, Note Interest shall not have been paid with respect to the Class A Notes or the Class B Notes; or

                  (vii) an Accelerated Payment Event, as defined in the related Supplement, has occurred with respect to any other Series;

then, and in any such event after the applicable grace period set forth in such subparagraphs, either the Administrative Agent or the Required Purchasers or the Required Class B Purchasers, by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Noteholders) may declare that a payment event (an "Accelerated Payment Event") has occurred as of the date of such notice.

                  (b) Series 1995-1 Pay Out Events. If the following event shall occur with respect to the Series 1995-1 Notes:

                  (i)  on  any  twelve  consecutive   Distribution  Dates,  Note
         Interest shall not have been paid with respect to the Class A Notes or the Class B Notes;

then, and in any such event after the applicable grace period set forth in such subparagraphs, either the Administrative Agent or the Required Purchasers or the Required Class B Purchasers, by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Noteholders) may declare that an event of default (a "Series 1995-1 Pay Out Event") has occurred as of the date of such notice.

                  SECTION 16. Funding Costs. (a) Breakage. The Transferor agrees to indemnify each Purchaser and to hold each Purchaser harmless from any loss or expense arising from interest or fees payable by such Purchaser to lenders of funds obtained by it to purchase or maintain that portion of its Commitment hereunder with respect to which Note Interest is determined by reference to the LIBOR Rate as a consequence of (i) default by the Transferor in the performance of its obligations hereunder or under the Agreement, (ii) the occurrence of a Servicer Default or an event which would, with the giving of notice or the passage of time, constitute a Servicer Default, (iii) default by the Transferor in effecting an increase in the Aggregate Principal Amount on an Increase Date after having given notice of such Increase, or (iv) any reduction of a LIBOR Tranche prior to the termination of the LIBOR Period for such LIBOR Tranche. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Purchaser to the Servicer shall show the additional amounts payable in reasonable detail and shall be conclusive absent manifest error.

                  (b) Market Disruption. If on or prior to the first day of any LIBOR Period, the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Transferor) that (i) deposits in Dollars are not being offered to the Administrative Agent in the London interbank market, (ii) the rate per annum referred to in the definition of "LIBOR" as the basis upon which the LIBOR Rate is to be determined does not accurately reflect the costs to the Required Purchasers of maintaining their investment in the Series 1995-1 Notes at such time as Note Interest is based, in whole or in part, upon the LIBOR Rate or (iii) adequate and reasonable means do not otherwise exist for ascertaining the LIBOR Rate, the Administrative Agent shall forthwith give telex or telecopy notice thereof, confirmed in writing, to the Transferor and the Trustee, whereupon until the Administrative Agent notifies the Transferor and the Trustee that the circumstances giving rise to such notice no longer exist, the Available Pricing Amount shall not be allocated to any LIBOR Tranche.

                  (c) Illegality. Notwithstanding any other provision herein to the contrary, if, after the Closing Date, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Purchaser with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful for such Purchaser to maintain its interest in the Series
1995-1 Notes in any LIBOR Tranche and such Purchaser so notifies the Administrative Agent, the Trustee and the Transferor, then the portion of each LIBOR Tranche applicable to such Purchaser shall thereafter be calculated by reference to the Alternate Base Rate. If any such change in the method of calculating interest occurs on a day which is not the last day of the LIBOR Period with respect to any LIBOR Tranche, the Transferor shall pay to the Administrative Agent for the account of such Purchaser the amounts, if any, as may be required pursuant to Section 16(a).

                  (d) Increased Costs. If, after the Closing Date, the adoption of any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof or compliance by any Purchaser with any request or directive (whether or not having the force of law) from any central bank or nation or government (or any state or political subdivision thereof) or any entity exercising executive, legislative, regulatory or administrative functions of or pertaining to government:

                      (i) does or shall subject any Purchaser to any tax of any kind whatsoever with respect to this Supplement or such Purchaser's Commitment hereunder, or change the basis of taxation of payments to any Purchaser in respect of such Purchaser's portion of the amounts payable hereunder (except for changes in the rate of tax on the overall net income of such Purchaser imposed in the United States of America or in the country from which such Purchaser is then funding its interest in the Series 1995-1 Notes);

                     (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of any Purchaser except as provided in clause (iii) below; or

                    (iii) does or shall impose, modify or hold applicable any reserves against "Eurocurrency liabilities" (including, without limitation, basic, supplemental, marginal or emergency reserves) under Regulation D of the Board of Governors of The Federal Reserve System (or so long as such Purchaser may be required by such Board of Governors or by any other Governmental Authority having jurisdiction with respect thereto to maintain reserves (including, without limitation, basic, supplemental, marginal or emergency reserves) with respect to eurocurrency funding) in excess of the amount thereof on the Closing Date; or

                      (iv) does or shall impose on any Purchaser any other condition;

and the result of any of the foregoing is to increase the cost to such Purchaser of purchasing or maintaining its portion of the Purchasers' Commitment by an amount which such Purchaser deems to be material or to reduce the amount of any payment by an amount which such Purchaser deems to be material, then, in any such case, such Purchaser shall notify the Administrative Agent, who will in turn notify the Servicer and the Transferor, of such Increased Costs and the event giving rise to such Increased Costs. Each Purchaser shall certify such Increased Costs to the Servicer and the Transferor and such certification shall show the calculations thereof in reasonable detail and shall be conclusive absent manifest error.

                  (e)(i) Changes in Capital Requirements. In the event that any Purchaser shall have determined that any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Purchaser with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof (a "Change in Law") does or shall have the effect of reducing the rate of return on such Purchaser's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Purchaser or such corporation could have achieved but for such change or compliance (taking into consideration such Purchaser's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Purchaser to be material, then from time to time, after submission by such Purchaser to the Transferor (with a copy to the Administrative Agent) of a written request therefor, the Transferor shall indemnify such Purchaser such additional amount or amounts as will compensate such for such reduction.

                  (ii) Upon the occurrence of any Change in Law, each Purchaser whose Commitment hereunder is affected by such Change in Law shall transfer its Commitment to another branch office (or, if such Purchaser so elects, to an Affiliate) of such Purchaser, provided that such transfer shall be made only if such Purchaser shall have determined in good faith (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that,
(A) on the basis of existing circumstances, such transfer will avoid or reduce the additional payments resulting from such Change in Law and will not result in any additional costs, liabilities or expenses to such Purchaser (unless the Transferor agrees to pay such additional costs, liabilities or expenses of such Purchaser) and (B) such transfer is otherwise consistent with the interests of such Purchaser.

                  (f)  Taxes on  Payments.  (i) All  payments  made  under  this
Supplement shall be made free and clear of, and without reduction for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Administrative Agent and each Purchaser, income and franchise taxes imposed on the Administrative Agent or such Purchaser (other than such income and franchise taxes imposed by a jurisdiction other than the United States or a subdivision thereof solely by reason of the location of the Equipment in such jurisdiction) (such non-excluded taxes being called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Purchaser hereunder, the amounts so payable to the Administrative Agent or such Purchaser shall be increased to the extent necessary to yield to the Administrative Agent or such Purchaser (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Supplement. Whenever any Taxes are payable by the Transferor, as promptly as possible thereafter, the Transferor shall send to the Administrative Agent for its own account or for the account of such Purchaser, as the case may be, a certified copy of an original official receipt showing payment thereof. If the Transferor fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Transferor shall indemnify the Administrative Agent and the Purchasers for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Purchaser as a result of any such failure.

                  (ii) Each Purchaser agrees that prior to the Closing Date (or if such Purchaser is not an Initial Purchaser, prior to or at the time such Purchaser becomes a "Purchaser" hereunder) it will deliver to the Transferor and the Administrative Agent (A) either (1) a statement that it is incorporated under the laws of the United States of America or a state thereof or, (2) if its is not so incorporated, two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Purchaser is entitled to receive payments under this Supplement in respect of its interest in the Class A Notes purchased hereunder, without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each such Purchaser which delivers to the Transferor and the Administrative Agent any such Form 1001 or 4224 and Form W-8 or W-9 further undertakes to deliver to the Transferor and the Administrative Agent two further copies of Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Transferor and the Administrative Agent and such extensions or renewals thereof as may reasonably be requested by the Transferor, certifying in the case of a Form 1001 or 4224 that such Purchaser is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Purchaser from duly completing and delivering any such form with respect to it and such Purchaser advises the Transferor that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

                  (iii) The agreements in this Section 16(f) shall survive the termination of this Supplement and the payment of all amounts payable hereunder.

                  (iv) No increased amount on account of Taxes shall be payable pursuant to this Section 16(f) to any Purchaser to the extent such Taxes would not have been payable if such Purchaser had furnished a form (properly and accurately completed in all material respects) which it was otherwise required to furnish in accordance with clause (ii) of this Section 16(f).

                  (v) Each Purchaser shall furnish the Administrative Agent, and the Administrative Agent shall furnish the Transferor (to the extent received from the Purchasers), with information necessary to enable the Transferor to comply with United States federal income tax information reporting requirements regarding payments of interest received by Purchasers under this Supplement.

                  (g) Notwithstanding anything to the contrary set forth in this
Section 16, the payment to the  Purchasers  for any amounts  payable  under this
Section 16, including Increased Costs, shall be limited to amounts available pursuant to Section 4.4A and the Purchasers shall have no other recourse to the assets of the Transferor, the Servicer, the Trust, the Trustee or the Collateral Trustee.

                  (h) Upon the occurrence of any event requiring Taxes to be withheld from any amounts payable to any Purchaser hereunder, or which otherwise results in a Purchaser claiming any costs under this Section 16, each Purchaser whose Commitment hereunder is affected by such event shall transfer its Commitment to another branch office (or, if such Purchaser so elects, to an Affiliate) of such Purchaser, provided that such transfer shall be made only if such Purchaser shall have determined in good faith (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that,
(A) on the basis of existing circumstances, such transfer will avoid or reduce the amount of Taxes withheld or other costs under this Section 16 incurred resulting from such event and will not result in any additional costs, liabilities or expenses to such Purchaser (unless the Transferor agrees to pay such additional costs, liabilities or expenses of such Purchaser) and (B) such transfer is otherwise consistent with the interests of such Purchaser. If any Purchaser claims any costs under this Section 16, such Purchaser, will, at the direction of the Transferor, pursuant to Section 27, assign its interest in the Series 1995-1 Notes and its rights hereunder pursuant to documentation in form and substance satisfactory to such Purchaser, for a purchase price equal to such Purchaser's interest in its Series 1995-1 Note, together with accrued interest thereon to the date of transfer.

                  SECTION  17.   Conditions   Precedent  to   Effectiveness   of
Supplement. This Supplement will become effective on the date (the "Effective Date") on which the following conditions precedent have been satisfied:

                  (a) Documents. The Administrative Agent shall have received an original executed copy for each Purchaser, each executed and delivered in form and substance satisfactory to the Administrative Agent, of (i) the Agreement executed by a duly authorized officer of each of the Transferor, the Servicer and the Trustee and (ii) this Supplement executed by a duly authorized officer of each of the Transferor, the Servicer, the Trustee and the Purchasers. Each of the Agreement, the Asset Purchase Agreement and this Supplement (collectively, the "Program Agreements") shall be in full force and effect.

                  (b) Corporate Proceedings of the Transferor and Servicer. The Administrative Agent shall have received, with a counterpart for each Purchaser, a copy of the resolutions in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each of the Transferor and of the Servicer authorizing the execution, delivery and performance of each of the Program Agreements, certified by the Secretary or an Assistant Secretary of the Transferor or the Servicer, as the case may be, as of the date hereof, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes and the other Program Agreements and all other legal matters relating to such agreements and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Administrative Agent.

                  (c) Corporate Documents. The Administrative Agent shall have received, with a counterpart for each Purchaser, true and complete copies of the certificate of incorporation and by-laws of the Transferor and of the Servicer, certified as of the date hereof as true, complete and correct copies thereof by the Secretary or an Assistant Secretary of the Transferor or the Servicer, as the case may be.

                  (d) Good Standing Certificates. The Administrative Agent shall have received, with a counterpart for each Purchaser, copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Transferor and the Servicer in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a material adverse effect on the business, operations, properties, condition (financial or otherwise) or prospects of the Transferor or the Servicer, as the case may be.

                  (e) Consents, Licenses, Approvals, Etc. The Administrative Agent shall have received, with a counterpart for each Purchaser, certificates dated the date hereof of the President, Vice Chairman, Chief Financial Officer or any Vice President of the Transferor and of the Servicer either (i) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by the Transferor or the Servicer, as the case may be, of this Supplement and the validity and enforceability against the Transferor and the Servicer of this Supplement and the Agreement, and such consents, licenses and approvals shall be in full force and effect or

         (ii) stating that no such consents, licenses or approvals are so required.

                  (f) Filings, Registrations and Recordings. Any documents (including, without limitation, financing statements) required to be filed in order (i) to perfect the sale of the Original Leases and the related Equipment by each Originator to the Transferor pursuant to the Asset Purchase Agreement and (ii) to create, in favor of the Trustee on behalf of the Trust, a perfected first priority interest in the Trust Assets under the Agreement with respect to which an interest may be perfected by a filing under the UCC and which shall, in each case, have been properly filed in each office in each jurisdiction listed in the Agreement or the Asset Purchase Agreement, as the case may be, and such filings are the only ones required in order to perfect the sale of the Original Leases and the related Equipment to the Transferor under the Asset Purchase Agreement and the transfer of such assets to the Trust, under the Agreement, as the case may be, in the jurisdictions listed therein. The Administrative Agent shall have received evidence reasonably satisfactory to it of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

                  (g) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of UCC and other filings with respect to the Transferor, each Originator and such other parties as it deems necessary.

                  (h)  Legal  Opinions.  The  Administrative  Agent  shall  have received, with a counterpart for each Purchaser, (i) a legal opinion of Farella Braun & Martel, counsel to the Transferor and the Servicer, dated the date hereof, to the effect that (A) the sales of the Original Leases and the related Equipment by each Originator to the Transferor pursuant to the Asset Purchase Agreement are "true sales," (B) the Transferor has a perfected first priority interest in the Original Leases and the related Equipment and the Trustee has a perfected first priority interest in the Trust Assets and (C) addressing other customary matters in form and substance satisfactory to the Administrative Agent; (ii) a legal opinion of Simpson Thacher & Bartlett, counsel to the Administrative Agent, dated the date hereof, to the effect that a court would not order the substantive consolidation of the assets and liabilities of the Transferor with those of the Servicer or any of its Affiliates; (iii) a legal opinion of Simpson Thacher & Bartlett, counsel to the Administrative Agent, dated the date hereof, with respect to certain tax matters, in form and substance satisfactory to the Administrative Agent, (iv) a legal opinion of Stephen Peary, special Massachusetts counsel to the Transferor and the Servicer, dated the date hereof, with respect to certain Massachusetts tax matters, in form and substance satisfactory to the Administrative Agent, and (v) a legal opinion of Seward & Kissel, counsel to the Trustee, dated the date hereof in form and substance satisfactory to the Administrative Agent.

                  (i) Certificates. The Administrative Agent shall have received certificates of each of the Transferor and the Servicer, dated the Closing Date, of any two of the Chairman of the Board, the President, any Vice President, the chief financial officer and the Treasurer of the Transferor or the Servicer, as the case may be, stating that (i) the representations and warranties of the Transferor or the Servicer, as the case may be, contained in the Program Agreements, are true and correct on and as of the Closing Date, (ii) the Transferor or the Servicer, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under such agreements at or prior to the Closing Date,
         (iii) the absence of any Pay Out Event on the Closing Date or the occurrence of any event that, with the passage of time, could be a Pay Out Event and (iv) since December 6, 1995, there has been no material adverse change in the financial position of the Transferor or the Servicer, as the case may be, or the Trust or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Transferor or the Servicer, as the case may be, or the Trust except as described therein. Any officer making such certification may rely upon his or her knowledge as to the proceedings pending or threatened.

                  (j) Series Accounts. The Administrative Agent shall have received evidence satisfactory to it that the Series Accounts shall have been established.

                  (k) Structuring Fee. The Administrative Agent shall have received from the Servicer a structuring fee in the amount of $680,000.

                  (l) Custodian Agreement. The Servicer and Trustee shall have entered into a Custodian Agreement, in substantially the form of Exhibit A to the Agreement, with a custodian and on terms reasonably acceptable to the Administrative Agent.

                  (m) Fees and Expenses. All fees and expenses to be paid on the Closing Date shall have been received by the appropriate Persons, provided that the Servicer shall have received an invoice setting forth such fees and expenses in reasonable detail.

                  SECTION 18. Representations and Warranties of the Transferor and the Servicer. The Transferor and Servicer severally represent and warrant to and agree with the Administrative Agent that:

                      (i) Each of the representations and warranties included in the Agreement, this Supplement and the Asset Purchase Agreement shall be true and correct in all material respects as of the Closing Date.

                     (ii) Each of the Transferor and the Servicer has the power and authority to execute and deliver this Supplement, the Agreement and the Notes and to perform their respective obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Supplement, the Agreement and the Notes and the consummation of the transactions contemplated by this Supplement, the Agreement and the Notes have been duly and validly taken.

                    (iii) The Supplement constitutes the legal, valid and binding obligations of the Servicer and the Transferor, enforceable in accordance with its terms against each of them, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                     (iv) When authenticated by the Trustee in accordance with the Agreement and delivered and paid for pursuant to this Supplement, the Notes will be duly issued and entitled to the benefits afforded by the Agreement and the Supplement.

                      (v) The execution, delivery and performance of this Supplement and the consummation by the Transferor and the Servicer of the transactions contemplated hereby shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Transferor or the Servicer, or any indenture, agreement or other instrument to which the Transferor or the Servicer is a party or by which it is bound, or violate any law or, to either the Transferor's or Servicer's knowledge, any order, rule or regulation applicable to such party of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over such party or any of its properties; and no permit, consent, approval of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance of this Supplement or the consummation of the transactions contemplated hereby.

                     (vi)  Neither the  Transferor  nor the  Servicer  (i) is in
         violation of its certificate of incorporation or by-laws, (ii) is in default, in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, agreement, mortgage, deed of trust or other instrument to which the Transferor or the Servicer is a party or by which the Transferor or the Servicer is bound or to which any of the Transferor's or the Servicer's property or assets is subject or (iii) is in violation in any respect of any law, order, rule or regulation applicable to the Transferor or the Servicer or any of the Transferor's or the Servicer's property of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its property, except any violation or default that would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Transferor or the Servicer.

                    (vii) Neither the Trust nor the Transferor is an "investment company" or under the "control" of an "investment company" within the meaning thereof as defined in the Investment Company Act of 1940, as amended.

                   (viii) Any taxes, fees and other governmental charges imposed upon the Transferor or the Servicer or on the assets of the Trust in connection with the execution, delivery and issuance by the Transferor or the Servicer of this Supplement, the Agreement, the Asset Purchase Agreement and the Notes and which are due at or prior to the Closing Date have been or will have been paid by the Transferor at or prior to the Closing Date.

                     (ix) Each of the Transferor and the Servicer possesses all material licenses, certificates, authorizations and permits issued by, and has made all declarations and filings with, the appropriate state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of its respective properties or the conduct of its respective businesses, except where the failure to possess or make the same would not have, singularly or in the aggregate, a material adverse effect on its condition (financial or otherwise), results of operations, business or prospects.

                  SECTION 19. Covenants of the Transferor. The Transferor hereby agrees that:

                      (i) it shall observe each and every of its respective covenants (both affirmative and negative) contained in the Agreement and this Supplement in all material respects;

                     (ii) it shall not amend, supplement or otherwise modify or terminate the Agreement, unless in strict compliance with the terms thereof;

                    (iii) it shall not change in any material respect its current policies, practices or guidelines relating to the extension of credit to Lessees or the terms or provisions of the Leases so as to adversely effect the general quality of the Included Leases without the prior written consent of the Required Purchasers; and

                     (iv) to the extent, if any, that the rating provided with respect to the Class A Notes by a Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by the Transferor, to furnish such documents and take such other actions.

                  SECTION 20. Covenants of the Servicer. The Servicer hereby agrees that:

                      (i) it shall observe each and every of its covenants (both
         affirmative   and  negative)   contained  in  the  Agreement  and  this
         Supplement in all material respects;

                     (ii) it shall not amend, supplement or otherwise modify or terminate the Agreement or this Supplement, unless in strict compliance with the terms thereof;

                    (iii) it shall give prior notice to the Administrative Agent of the delegation of any of its servicing, collection, enforcement or administrative duties with respect to the Accounts and the Receivables;

                     (iv) it shall not change in any material respect its current policies, practices or guidelines relating to the extension of credit to Lessees or the terms or provisions of the Leases so as to adversely effect the general quality of the Included Leases without the prior written consent of the Required Purchasers;

                      (v) it shall provide to the Administrative Agent, simultaneously with delivery to the Trustee, all reports, certificates, statements and other documents required to be delivered to the Trustee pursuant to the Agreement;

                     (vi) it shall provide at any time and from time to time to the Administrative Agent access to documentation regarding the Included Leases, including the Lease Files, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer;

                    (vii) it shall provide notice to the Administrative Agent of the appointment of a Successor Servicer pursuant to Section 10.2 of the Agreement or Section 31 of this Supplement; and

                   (viii) to the extent, if any, that the rating provided with respect to the Class A Notes by a Rating Agency is conditioned upon the furnishing of documents or the taking of actions by the Servicer, to furnish such documents and take any such other actions.

                  SECTION 21. Covenants of the Trustee. The Trustee hereby agrees that it shall provide at any time and from time to time to the Administrative Agent access to documentation regarding the Included Leases, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security and confidentiality procedures and (d) at offices designated by the Custodian or the Trustee.

                  SECTION 22. Obligations Unaffected. The obligations of the Transferor and the Servicer to the Administrative Agent, the Trustee and the Purchasers under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Included Leases or the related Equipment or any sale of any of the Included Leases or the related Equipment.

                  SECTION 23. Administrative Agent. (a) Each Purchaser hereby irrevocably designates and appoints the Administrative Agent as the agent of such Purchaser under this Supplement and each such Purchaser hereby irrevocably authorizes the Administrative Agent, as the agent for such Purchaser, to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to such Administrative Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary in this Supplement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in this Supplement, nor any fiduciary relationship with any Purchaser (except as Administrative Agent), the Transferor or the Servicer, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise be deemed to exist against the Administrative Agent.

                  (b) Consultation with Experts. The Administrative Agent may consult with legal counsel (who may be counsel for the Transferor or Servicer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  (c) Liability of the Administrative Agent. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Purchasers or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify
(i) any statement, warranty or representation made in connection with this Supplement; (ii) the performance or observance of any of the covenants or agreements of the Transferor or the Servicer; (iii) the satisfaction of any condition specified in Section 17, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Supplement, the Agreement or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

                  (d) Indemnification. Each Purchaser shall, ratably in accordance with its Principal Amount, indemnify the Administrative Agent (to the extent not reimbursed by the Transferor) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Administrative Agent's gross negligence or willful misconduct) that the Administrative Agent may suffer or incur in connection with this Supplement or any action taken or omitted by the Administrative Agent hereunder.

                  (e) Credit Decision. Each Purchaser acknowledges that it has, independently and without reliance upon the Administrative Agent, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Supplement. Each Purchaser also acknowledges that it will, independently and without reliance upon the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Supplement.

                  (f) Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Purchasers and counsel to the Transferor or the Servicer), independent accountants and other experts selected by such Administrative

Agent, as the case may be. The obligations of the Administrative Agent are only those expressly set forth herein. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Supplement unless it shall first receive such advice or concurrence of the Required Purchasers as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers against any and all liability and expense (other than such liability or expense arising from such Administrative Agent's own gross negligence or willful misconduct) which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Purchasers, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers and all successors and assigns of the Purchasers.

                  (g) Notice of Default or Accelerated Payment Event. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Servicer Default, Accelerated Payment Event or Pay Out Event unless the Administrative Agent has received notice from a Purchaser, the Transferor or the Servicer referring to the Agreement or this Supplement, describing such Servicer Default, Accelerated Payment Event or Pay Out Event and stating that such notice is a "notice of a Servicer Default" or a "notice of a Pay Out Event" or a "notice of an Accelerated Payment Event", as the case may be. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Purchasers, the Trustee and the Servicer. The Administrative Agent shall take such action with respect to such Servicer Default, Accelerated Payment Event or Pay Out Event as shall be reasonably directed by the Required Purchasers, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Servicer Default, Accelerated Payment Event or Pay Out Event as it shall deem advisable in the best interests of the Purchasers.

                  (h) The Administrative Agent in its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Transferor, the Servicer or any of their Affiliates as though such Administrative Agent were not an Administrative Agent. With respect to any interest the Administrative Agent may from time to time hold in any Series 1995-1 Note, the Administrative Agent shall have the same rights and powers under this Supplement as any Purchaser and may exercise the same as if it were not an Administrative Agent, and the term "Purchaser" and "Purchasers" shall include the Administrative Agent in its individual capacity.

                  (i) Successor Administrative Agent. (i) First Union National Bank of North Carolina may assign all or a portion of its rights and obligations as Administrative Agent at any time to its Affiliate or a Qualified Institution acceptable to the Servicer and the Trustee. Any such assignee shall be entitled to all the benefits and protections afforded the Administrative Agent pursuant to this Section 23. Any such assignment shall become effective upon First Union National Bank of North Carolina's giving notice of such assignment to the Transferor, the Trustee, the Collateral Trustee, the Servicer and the Purchasers.

                  (ii) The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Purchasers and the Trustee and pursuant to the following sentence. The Administrative Agent's resignation shall not become effective until a successor is approved pursuant hereto. If the Administrative Agent shall give notice to the Purchasers of its intention to resign as Administrative Agent under this Agreement, then the Required Purchasers shall appoint a successor agent for the Purchasers which successor agent shall be approved by the Transferor and the Servicer, which approval shall not be unreasonably withheld; provided that if the Required Purchasers shall not have appointed, or the Required Purchasers shall have appointed but the Transferor and the Servicer shall not have approved, any such successor agent within 60 days of the original notice given by the Administrative Agent of its intention to resign, then the Administrative Agent may appoint a successor agent for the Purchasers, subject to the approval of the Required Purchasers and, provided that no Pay Out Event has occurred and is continuing, the Transferor and the Servicer shall have approved such successor agent, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, if the Required Purchasers, the Transferor and the Servicer determine in good faith that the Administrative Agent has carried out its duties in a manner characterized by gross negligence or willful misconduct, then the Required Purchasers, the Transferor and the Servicer may appoint a successor agent. Upon any appointment pursuant to the two preceding sentences, such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Supplement or any of their successors and assigns. After any retiring Administrative Agent's resignation or dismissal hereunder as Administrative Agent, the provisions of this Section 23 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Supplement.

                  SECTION 24. Payments. Each payment to be made hereunder shall be made on the required payment date in lawful money of the United States and in immediately available funds, for the account of the Purchasers at the office of the Administrative Agent set forth below its signature hereto. On each Distribution Date, the Administrative Agent shall remit in like funds to each Purchaser its applicable pro rata share (based on each such Purchaser's applicable Class A Commitment Percentage or Class B Commitment Percentage) of each such payment received by the Administrative Agent for the account of the Purchasers.

                  SECTION 25. Costs and Expenses. The Transferor agrees to pay all out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, in all of the following cases, reasonable fees and disbursements of one counsel to the Administrative Agent) in connection with (a) due diligence with respect to the Transferor, the Servicer, the Trust, the Leases and the related Equipment, (b) the preparation, execution, delivery, administration, waiver, amendment and modification of this Supplement, the Agreement and the Notes and the syndication of the Class A Notes to Purchasers,
(c) the sale of Series 1995-1 Notes hereunder, (d) the perfection as against all third parties whatsoever of the Series 1995-1 Noteholders' right, title and interest in, to and under the Series 1995-1 Notes and the Trust Assets and (e) the enforcement by the Purchasers of the obligations and liabilities of the Transferor and the Servicer under the Agreement, this Supplement or any related document.

                  SECTION 26. Amendments.  (a) Notwithstanding the provisions of
Section 13.1 of the Agreement, this Supplement may be modified, amended, waived, supplemented or terminated in writing by the Transferor, the Servicer, the Trustee, the Collateral Trustee and the Required Class A Purchasers and the Required Class B Purchasers; provided that no such amendment or waiver shall, unless signed by all Purchasers, (i) reduce in any manner the amount of or delay the timing of distributions for the account of any Purchaser under any provision of this Supplement, (ii) subject any Purchaser to any additional obligation (including, without limitation, any change in the determination of any amount payable by any Purchaser), (iii) change the Aggregate Commitment Amount or the number of Purchasers which shall be required for any action under this subsection or any other provision of this Supplement or (iv) change the definition of or the manner of calculating the Required Purchasers, Required Class A Purchasers, Required Class B Purchasers, Principal Amount, Class A Principal Amount, Class B Principal Amount, Aggregate Class A Principal Amount, Aggregate Class B Principal Amount, Average Principal Amount, Class A Average Principal Amount, Class B Average Principal Amount, or the Series Percentage.

                  (b) This Supplement may be amended from time to time by the Servicer, the Transferor, the Trustee and the Collateral Trustee, without the consent of the Required Class A Purchasers or the Required Class B Purchasers,
(i) to cure any ambiguity, to revise any Exhibits or Schedules, to correct or supplement any provisions herein or thereon or (ii) to add any other provisions with respect to matters or questions raised under this Supplement which shall not be inconsistent with the provisions of this Supplement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any of the Noteholders.

                  (c)  Any  amendment   hereof  can  be  effected   without  the
Administrative Agent being a party thereto.

                  (d) With respect to any amendments to, or consents or waivers sought under, the Pooling and Servicing Agreement and Indenture of Trust, unless the Required Class A Purchasers and the Required Class B Purchasers shall approve such amendment, consent, or waiver, as the case may be, then 100% of the Principal Amount of Series 1995-1 will be deemed to have voted in the negative with respect to such amendment, consent or waiver, as the case may be. With respect to any such amendments, consents or waivers, if the Required Class A Purchasers and the Required Class B Purchasers shall approve such amendment, consent, or waiver, as the case may be, then 100% of the Principal Amount of Series 1995-1 will be deemed to have voted in the affirmative with respect to such amendment, consent or waiver, as the case may be.

                  (e) Notwithstanding anything in this Section 26 to the contrary, no amendment may be made to this Supplement without satisfaction of the Rating Agency Condition.

                  SECTION 27. Successors and Assigns. (a) This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Transferor may not assign or transfer any of its rights under this Supplement without the prior written consent of the Purchasers.

                  (b) Subject to Section 27(c), any Purchaser may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities ("Participants") participations in its interest in the Series 1995-1 Notes and its rights hereunder (with the consent of the Transferor (not to be unreasonably withheld)) pursuant to documentation in form and substance satisfactory to such Purchaser and the Participant. In the event of any such sale by a Purchaser to a Participant, such Purchaser's obligations under this Supplement shall remain unchanged and such Purchaser shall remain solely responsible for the performance thereof. The Transferor agrees that each Purchaser is entitled, in its own name, to enforce for the benefit of, or as agent for, any Participant any and all rights, claims and interest of such Participant in respect of the Trust and the Transferor's obligations under this Supplement. Such Purchaser shall not grant to any Participant voting rights in any participation agreement, except with respect to matters that require the consent of each of the Purchasers.

                  (c) In addition to any requirements or restrictions set forth herein, the Class B Notes, including participations therein, shall be subject to the Note transfer restrictions set forth in Section 6.13 of the Agreement, provided, however, that 20% of the principal amount of the Class B Notes are Restricted Subclass Notes; therefore, 80% of the Class B Notes may be transferred free of the note transfer restrictions set forth in Section 6.13(b) of the Agreement. In connection with any purchases of Class B Notes pursuant to this Section 27, the purchaser thereof will deliver to the seller thereof a Certification substantially in the form of Exhibit D, and the seller thereof will deliver to the purchaser thereof a certification substantially in the form of Exhibit E, in each case on the date of such purchase and sale.

                  (d) Any Purchaser may, in the ordinary course of its business and in accordance with applicable law, at any time sell all or any part of its rights and obligations under this Supplement and the Series 1995-1 Notes to (i) its Affiliates and to any other Purchaser and (ii) with the consent of the Transferor (not to be unreasonably withheld) and upon prior written notice to the Administrative Agent, one or more banks or other entities (an "Acquiring Purchaser"), in each case pursuant to a commitment transfer supplement, substantially in the form of Exhibit F, (the "Commitment Transfer Supplement"), executed by such Acquiring Purchaser, such assigning Purchaser and the Administrative Agent (and, in the case of an Acquiring Purchaser that is not then an existing Purchaser or an Affiliate thereof, by the Transferor and the Servicer), and delivered to the Administrative Agent for its acceptance and recording in the Register. Upon such execution, delivery, acceptance and recording, from and after the Transfer Issuance Date determined pursuant to such Commitment Transfer Supplement, (x) the Acquiring Purchaser thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Purchaser hereunder with a Commitment as set forth therein and (y) the transferor Purchaser thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Supplement. Such Commitment Transfer Supplement shall be deemed to amend this Supplement (including the Schedules attached hereto) to the extent, and only to the extent, necessary to reflect the addition of such Acquiring Purchaser as a "Purchaser" and the resulting adjustment of Commitment Percentages arising from the purchase by such Acquiring Purchaser of all or a portion of the rights and obligations of such transferor Purchaser under this Supplement and the Class A Notes and/or the Class B Notes. The minimum Commitment that may be transferred pursuant to a Commitment Transfer Supplement shall be the lesser of (i) $10,000,000 and (ii) the Commitment of such Purchaser.

                  (e) The Administrative Agent shall maintain a copy of each Commitment Transfer Supplement delivered to it.

                  (f) Upon its receipt of a Commitment Transfer Supplement executed by a transferor Purchaser and an Acquiring Purchaser (and, in the case of a Transferee that is not then an existing Purchaser or an affiliate thereof, by the Transferor and the Servicer), together with payment to the Administrative Agent of a registration and processing fee of $3,000, the Administrative Agent shall (i) promptly accept such Commitment Transfer Supplement and (ii) on the Transfer Issuance Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Purchasers, the Servicer and the Transferor.

                  (g) The Transferor and the Servicer each authorizes each Purchaser to disclose to any Participant or Acquiring Purchaser (each, a "Transferee") and any prospective Transferee any and all financial information in such Purchaser's possession concerning the Transferor or the Servicer which has been delivered to such Purchaser by the Transferor or the Servicer pursuant to this Supplement or which has been delivered to such Purchaser by or on behalf of the Transferor in connection with such Purchaser's credit evaluation of the Transferor, the Servicer, the Trust and the Trust Assets prior to becoming a party to this Supplement; provided, however, if any such information is subject to a confidentiality agreement between such Purchaser and the Transferor or the Servicer, the Transferee or prospective Transferee shall have agreed to be bound by the terms and conditions of such confidentiality agreement.

                  (h) If,  pursuant  to this  subsection,  any  interest in this
Supplement or any Series 1995-1 Note is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Purchaser shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Purchaser (for the benefit of the transferor Purchaser, the Administrative Agent, the Transferor and the Servicer) that under applicable law and treaties no taxes will be required to be withheld by the Administrative Agent, the Transferor, the Servicer or the transferor Purchaser with respect to any payments to be made to such Transferee in respect of such Series 1995-1 Note, (ii) to furnish to the transferor Purchaser (and, in the case of any Acquiring Purchaser not registered in the Register, the Administrative Agent and the Transferor) either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) to agree (for the benefit of the transferor Purchaser, the Administrative Agent, the Transferor and the Servicer) to provide the transferor Purchaser (and, in the case of any Acquiring Purchaser not registered in the Register, the Administrative Agent, the Transferor and the

Servicer) a new Form 4224 or Form 1001 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

                  (i) Notwithstanding anything contained in this Supplement to the contrary, unless an Opinion of Counsel is delivered that the Class B Notes will be treated as debt for federal income tax purposes, the Class B Notes may only be held by U.S. Persons.

                  SECTION 28.  Reserved.

                  SECTION 29. Repurchase by Servicer. Upon any repurchase of the Notes by the Servicer pursuant to Section 10.1 of the Agreement, the Servicer shall pay, in addition to the amounts set forth in Section 10.1 of the Agreement and any accrued and unpaid Increased Costs.

                  SECTION 30. Repurchase by Transferor. Upon any repurchase of the Notes by the Transferor pursuant to Section 2.6 or Section 12.2(a), as the case may be, of the Agreement, the Transferor shall pay, in addition to the amounts set forth in Section 2.6 or Section 12.2(a), as the case may be, of the Agreement and any accrued and unpaid costs under 16.

                  SECTION 31. Permitted Successor Servicer. With respect to Series 1995-1, any financial institution which does not qualify as a permitted Successor Servicer under Section 10.2 of the Agreement shall qualify as a permitted Successor Servicer if approved by the Required Purchasers.

                  SECTION 32. Option to Repurchase. Subject to the conditions set forth in Section 12.2 of the Agreement, the Transferor may, but shall not be obligated to, on any Distribution Date on or after the Distribution Date on which the Principal Amount is reduced to an amount less than or equal to 10% of the highest Principal Amount outstanding during the Revolving Period repurchase the Notes; provided that such option shall not be exercisable upon the happening of an Insolvency Event with respect to the Servicer or the Transferor. The deposit required in connection with any such repurchase shall be equal to (a) the Adjusted Principal Amount, plus (b) the accrued and unpaid interest on the Series 1995-1 Notes through and including the day preceding the day on which such repurchase occurs which will be transferred to the Distribution Account.

                  SECTION 33. Final Distribution. Written notice of any termination, specifying the Distribution Date upon which the Series 1995-1 Noteholders may surrender their Series 1995-1 Notes for payment of the final distribution and cancellation shall be given by the Trustee, at the written request of the Servicer, not later than the 60th day immediately preceding the Distribution Date on which final payment of the Series 1995-1 Notes shall be made.

                  SECTION 34. Representations of Class B Purchasers. Unless an Opinion of Counsel is delivered that the Class B Notes will be treated as debt for federal income tax purposes, each Class B Purchaser represents that it has neither acquired nor will it sell, trade, assign or otherwise dispose of the Class B Notes (or any interest therein) or cause the Class B Notes (or any interest therein) to be marketed on or through (i) an "established securities market" within the meaning of section 7704(b)(1) of the Code, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of section 7704(b)(2) of the Code, including a market wherein the Class B Notes (or any interests therein) are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to the Class B Notes (or any interest therein) and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others. In addition, each Class B Purchaser acknowledges that the Class B Notes shall be subject to the Note transfer restrictions set forth in Section 6.13 of the Agreement.


                  SECTION 35. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                  SECTION 36. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 37. GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE AND THE COLLATERAL TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 38. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by the Transferor.

                  SECTION 39. Instructions in Writing. All instructions given by the Servicer to the Trustee pursuant to this Supplement shall be in writing, and may be included in a certificate delivered pursuant to Section 3.4(b) of the Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Series 1995-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

AFG CREDIT CORPORATION,
  as Transferor


By:___________________________
Title:________________________


AMERICAN FINANCE GROUP, INC.,
  as Servicer


By:__________________________
Title:_______________________


BANKERS TRUST COMPANY, as Trustee


By:__________________________
Title:_______________________


BANKERS TRUST COMPANY,
  as Collateral Trustee


By:__________________________
Title:_______________________


FIRST UNION NATIONAL BANK
  OF NORTH CAROLINA, as
  Administrative Agent


By:__________________________
Title:_______________________


FIRST UNION NATIONAL BANK
  OF NORTH CAROLINA, as
  Initial Purchaser

By:__________________________
Title:_______________________

                                 SCHEDULE 1
                                     to
                    SERIES 1995-1 SUPPLEMENTAL INDENTURE

                           PURCHASERS' COMMITMENTS

                   Class A         Class B           Total
Purchaser         Commitment      Commitment       Commitment

First Union       $68,000,000     $12,000,000      $80,000,000
National Bank of
North Carolina

                                  EXHIBIT A
                                     to
                    SERIES 1995-1 SUPPLEMENTAL INDENTURE


                     FORM OF SERIES 1995-1 CLASS A NOTE


$____________                                             [New York, New York]
                                                           December __, 1995


THIS CLASS A NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS CLASS A NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

THIS CLASS A NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE INDENTURE REFERRED TO HEREIN.


                              AFG MASTER TRUST
                         SERIES 1995-1 CLASS A NOTE

                  FOR VALUE RECEIVED, the undersigned, the AFG Master Trust (the "Trust"), hereby promises to pay on December 31, 2003, to the order of ___________________ at the office of [ ], located at [ ], in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of the Note. The principal amount shall be prepayable based on a schedule determined by amortizing pools of leases as described in the Indenture.

                  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time at the applicable rate per annum as specified in the Indenture until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in the Indenture until paid in full.

                  This evidences that ______________ (the "Class A Noteholder") is the holder of this Class A Note secured by the assets of the Trust, which include a portfolio of leases (the "Leases"), the related Equipment, all monies due or to become due with respect thereto, and the other assets and interest constituting the Trust Assets as defined in the AFG Master Trust Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995, as supplemented by the Series 1995-1 Supplemental Indenture thereto (collectively, the "Indenture"), by and among, American Finance Group, Inc. ("AFG"), AFG Credit Corporation, First Union Bank of North Carolina, as administrative agent, and Bankers Trust Company, as trustee and as collateral trustee.

                  THIS CLASS A NOTE IS AN OBLIGATION OF THE TRUST AND DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, AFG, THE TRUSTEE OR THE COLLATERAL TRUSTEE. NONE OF THIS NOTE, THE LEASES, THE RELATED EQUIPMENT OR THE OTHER TRUST ASSETS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS A NOTE IS LIMITED IN RIGHT OF PAYMENT SOLELY TO CERTAIN COLLECTIONS RESPECTING THE LEASES AND TO THE OTHER TRUST ASSETS, ALL AS MORE SPECIFICALLY SET FORTH IN THE INDENTURE WITHOUT RECOURSE TO ANY OTHER ASSETS OR TO ANY OTHER PARTY, INCLUDING, WITHOUT LIMITATION, AFG CREDIT CORPORATION.

                  AFG Credit Corporation has structured the Indenture and the Series 1995-1 Notes with the intention that the Series 1995-1 Class A Notes will qualify under applicable tax law as indebtedness, and each Series 1995-1 Class A Noteholder by acceptance of its Series 1995-1 Note agrees to treat and to take no action inconsistent with the treatment of the Class A Notes for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Indenture, which more specifically sets forth the rights of the Noteholders. This Class A Note is issued under and is subject to the terms, provisions and conditions of the Indenture, and the terms set forth herein are qualified thereby. The Class A Noteholder by virtue of its acceptance hereof assents to and is bound by the Indenture, as amended from time to time.

                  This Note is one of a series of Notes entitled "AFG Master Trust Series 1995-1 Notes" (the "Series 1995-1 Notes"), consisting of two classes, the Series 1995-1 Class A Notes, (the "Class A Notes") and the Series 1995-1 Class B Notes, (the "Class B Notes"), each of which represents the right to receive interest payments and a return of principal as described herein and in the Indenture, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Indenture to be deposited in the Series Accounts maintained for the benefit of such Notes or paid to the Series 1995-1 Noteholders. This Note is one of the Class A Notes. The Class B Notes are subordinated in right of payment to the Class A Notes.

                  Note Interest will be distributed monthly on the fifteenth Business Day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day (a "Distribution Date"). In the case of the first interest payment, interest will accrue from the date of issuance and in the case of subsequent interest payments, interest will accrue from the preceding Distribution Date in each case to but excluding the date of payment thereof (an "Accrual Period"). On each Distribution Date, the Paying Agent shall pay to the Class A Noteholder of record its pro rata share of the amount deposited into the Distribution Account pursuant to the Indenture on the related Transfer Date. On each Distribution Date occurring during the Amortization Period, the Paying Agent shall pay to the Class A Noteholder its pro rata share of the Class A Percentage of the Target Repayment Amount for Series 1995-1 for such Distribution Date.

                  No recourse may be taken, directly or indirectly, with respect to the obligations of the Transferor, the Trustee or the Collateral Trustee in connection herewith, against: (i) the Trustee or the Collateral Trustee in its individual capacity; (ii) any owner of a beneficial interest in the Transferor; or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee or the Collateral Trustee in their individual capacities, any holder of a beneficial interest in the Transferor, the Trustee or the Collateral Trustee or of any successor or assign of the Trustee or the Collateral Trustee in their individual capacities (or any of their successors or assigns), except as any such Person may have expressly agreed (it being understood that the Trustee and the Collateral Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

                  Subject to the limitations set forth herein, the transfer of this Class A Note shall be registered in the Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Noteholder or such Class A Noteholder's attorney duly authorized in writing, and thereupon one or more new Class A Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

                  The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Indenture.

                  The rights evidenced by this Class A Note created by the Indenture and the Trust shall terminate on the earlier of (i) the day, if any, designated by AFG Credit Corporation after the Distribution Date following the date on which funds shall have been deposited in the Distribution Account sufficient to pay the aggregate Class A principal amount plus Note Interest accrued through such Distribution Date in full and (ii) the day on which final payment is made under the Class A Notes, but in no event later than December 31, 2003.

                  Upon the occurrence of any one or more of the Pay Out Events specified in the Indenture all amounts then remaining unpaid on this Class A Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  THIS CLASS A NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Unless the note of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature of a duly authorized signatory, this Class A Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Class A Note to be duly executed.

AFG MASTER TRUST

By:  BANKERS TRUST COMPANY,
       not in its individual
       capacity but solely as
       Trustee on behalf of the
       Trust

     By:__________________________
        Title:

                   Trustee's Certificate of Authentication


                  This is one of the Series 1995-1 Class A Notes referred to in the within-mentioned Indenture.


BANKERS TRUST COMPANY,
  as Trustee


By:

                                  EXHIBIT B
                                     to
                    SERIES 1995-1 SUPPLEMENTAL INDENTURE


                     FORM OF SERIES 1995-1 CLASS B NOTE


$__________                                               [New York, New York]
                                                           December __, 1995







THIS CLASS B NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS CLASS B NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

THIS CLASS B NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE INDENTURE REFERRED TO HEREIN.


                              AFG MASTER TRUST
                         SERIES 1995-1 CLASS B NOTE

                  FOR VALUE RECEIVED, the undersigned, the AFG Master Trust (the "Trust"), hereby promises to pay on December 31, 2003, to the order of ________________ at the office of [ ], located at [ ], in lawful money of the United States of America and in immediately available funds, the principal amount equal to the aggregate unpaid principal amount of the Note. The principal amount shall be prepayable based on a schedule determined by amortizing pools of leases pursuant to of the Indenture.

                  The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time at the applicable rate per annum as specified in the Indenture until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in the Indenture until paid in full.

                  This evidences that _________________ (the "Class B Noteholder") is the holder of this Class B Note secured by the assets of a the Trust, which include a portfolio of leases (the "Leases"), the related Equipment, all monies due or to become due with respect thereto, and the other assets and interest constituting the Trust Assets as defined in the AFG Master Trust Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995, as supplemented by the Series 1995-1 Supplemental Indenture thereto (collectively, the "Indenture"), by and among, American Finance Group, Inc. ("AFG"), AFG Credit Corporation, First Union Bank of North Carolina, as administrative agent, and Bankers Trust Company, as trustee and collateral trustee.

                  THIS CLASS B NOTE IS AN OBLIGATION OF THE TRUST AND DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, AFG, THE TRUSTEE OR THE COLLATERAL TRUSTEE. NONE OF THIS NOTE, THE LEASES, THE RELATED EQUIPMENT OR THE OTHER TRUST ASSETS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS B NOTE IS LIMITED IN RIGHT OF PAYMENT SOLELY TO CERTAIN COLLECTIONS RESPECTING THE LEASES AND TO THE OTHER TRUST ASSETS, ALL AS MORE SPECIFICALLY SET FORTH IN THE INDENTURE WITHOUT RECOURSE TO ANY OTHER ASSETS OR TO ANY OTHER PARTY, INCLUDING, WITHOUT LIMITATION, AFG CREDIT CORPORATION.

                  AFG Credit Corporation has structured the Indenture and the Series 1995-1 Notes with the intention that the Series 1995-1 Class B Notes will qualify under applicable tax law as indebtedness, and each Series 1995-1 Class B Noteholder by acceptance of its Series 1995-1 Note agrees to treat and to take no action inconsistent with the treatment of the Class B Notes for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                  To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Indenture, which more specifically sets forth the rights of the Noteholders. This Class B Note is issued under and is subject to the terms, provisions and conditions of the Indenture, and the terms set forth herein are qualified thereby. The Class B Noteholder by virtue of its acceptance hereof assents to and is bound by the Indenture, as amended from time to time.

                  This Note is one of a series of Notes entitled "AFG Master Trust Series 1995-1 Notes" (the "Series 1995-1 Notes"), consisting of two classes, the Series 1995-1 Class A Notes, (the "Class A Notes") and the Series 1995-1 Class B Notes, (the "Class B Notes"), each of which represents the right to receive interest payments and a return of principal as described herein and in the Indenture, a including the right to receive the Collections and other amounts at the times and in the amounts specified in the Indenture to be deposited in the Series Accounts maintained for the benefit of such Notes or paid to the Series 1995-1 Noteholders. This Note is one of the Class B Notes. The Class B Notes are subordinated in right of payment to the Class A Notes.

                  Note Interest will be distributed monthly on the fifteenth Business Day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business

Day (a "Distribution Date"). In the case of the first interest payment, interest will accrue from the date of issuance and in the case of subsequent interest payments, interest will accrue from the preceding Distribution Date in each case to but excluding the date of payment thereof (an "Accrual Period"). On each Distribution Date, the Paying Agent shall pay to the Class B Noteholder of record the amount deposited into the Distribution Account pursuant to the Indenture on the related Transfer Date. On each Distribution Date occurring during the Amortization Period, the Paying Agent shall pay to the Class B Noteholder its pro rata share of the Class B Percentage of the Target Repayment Amount for Series 1995-1 for such Distribution Date.

                  No recourse may be taken, directly or indirectly, with respect to the obligations of the Transferor, the Trustee or the Collateral Trustee in connection herewith, against: (i) the Trustee or the Collateral Trustee in its individual capacity; (ii) any owner of a beneficial interest in the Transferor; or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee or the Collateral Trustee in their individual capacities, any holder of a beneficial interest in the Transferor, the Trustee or the Collateral Trustee or of any successor or assign of the Trustee or the Collateral Trustee in their individual capacities (or any of their successors or assigns), except as any such Person may have expressly agreed (it being understood that the Trustee and the Collateral Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

                  Subject to the limitations set forth herein and to the restrictions on transfer set forth in the Indenture, the transfer of this Class B Note shall be registered in the Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Noteholder or such Class B Noteholder's attorney duly authorized in writing, and thereupon one or more new Class B Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

                  The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Indenture.

                  The rights evidenced by this Class B Note created by the Indenture and the Trust shall terminate on the earlier of (i) the day, if any, designated by AFG Credit Corporation after the Distribution
Date following the date on which funds shall have been deposited in the Distribution Account sufficient to pay the aggregate Class B principal amount plus Note Interest accrued through such Distribution Date in full and (ii) the day on which final payment is made under the Class B Notes, but in no event later than December 31, 2003.

                  Upon the occurrence of any one or more of the Pay Out Events specified in the Indenture all amounts then remaining unpaid on this Class B Note shall become, or may be declared to be, immediately due and payable all as provided therein.

                  THIS CLASS B NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature of a duly authorized signatory, this Class B Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Class B Note to be duly executed.

AFG MASTER TRUST

By:  BANKERS TRUST COMPANY,
       not in its individual
       capacity but solely as
       Trustee on behalf of the
       Trust



     By:__________________________
                 Title:

                   Trustee's Certificate of Authentication


                  This is one of the Series 1995-1 Class B Notes referred to in the within-mentioned Indenture.


BANKERS TRUST COMPANY,
  as Trustee

By:

                                  EXHIBIT D
                                     to
                          SERIES 1995-1 SUPPLEMENT

             FORM OF CERTIFICATION OF PURCHASER OF CLASS B NOTES


                  [Name of Purchaser] ("Purchaser"), hereby represents and warrants that:

                         (i) Purchaser has purchased [number of Class B Notes] from [Name of Seller] ("Seller") on this [date] for its own account and Purchaser is the sole beneficial owner of the Class B Notes described above;

                        (ii) Purchaser is not a trust, estate, partnership, or "S Corporation" (within the meaning of Section 1361(a) of the Internal Revenue Code of 1986, as amended (the "Code")) for United States ("U.S.") federal income tax purposes;

                       (iii) Purchaser did not purchase the Class B Notes through (x) PORTAL or (y) the "over-the-counter" market;

                        (iv) Purchaser does not make a market in the Class B Notes by regularly quoting, or otherwise making available, prices at which it will purchase (or sell) the Class B Notes, and it did not purchase the Class B Notes described above from or through any person, including any brokers or dealers, who makes a market in the Class B Notes by regularly quoting or otherwise making available any such price quotations; and

                         (v)   Purchaser   will  not  transfer  its   beneficial
         ownership of the Class B Notes described herein to any person, except as permitted under the legend set forth on each Class B Note.

                  In addition, by signing this certification, Purchaser hereby acknowledges that the Registrar (as defined in the Pooling Agreement) may refuse to register Seller's sale of the Class B Notes described herein to Purchaser and, consequently, such sale shall not be effective, if (x) any of the representations set forth in (i)-(v) above, or any of the representations set forth in (i)-(iv) of the Seller's Certification, are untrue or inaccurate as of the date of either such Certification, (y) the Registrar either knows, or has a reasonable, good-faith belief, that any such representations are untrue or inaccurate as of such date (or dates), and (z) the Registrar properly notifies Purchaser and Seller of its refusal to record such sale of the Class B Notes within the time allowed for providing such notification.

[Name of Purchaser]


By:_______________________
   Name:
   Title:

                                  EXHIBIT E

                                     to
                          SERIES 1995-1 SUPPLEMENT

                FORM OF CERTIFICATION OF SELLER OF CLASS B NOTES


                  [Name of Seller] ("Seller"), hereby represents and warrants that:

                         (i) Seller has sold or transferred its beneficial ownership of [number of Class B Notes] to [Name of Purchaser] ("Purchaser") on this [date];

                        (ii) Seller did not sell the Class B Notes through (x) PORTAL or (y) the "over-the-counter" market;

                       (iii) Seller does not make a market in the Class B Notes by regularly quoting, or otherwise making available, prices at which it will sell (or purchase) the Class B Notes, and

                        (iv) Seller did not sell or transfer the Class B Notes described above to or through any person, including any brokers or dealers, who makes a market in the Class B Notes by regularly quoting or otherwise making available such price quotations.

                  In addition, by signing this certification, Seller hereby acknowledges that the Registrar (as defined in the Pooling Agreement) may refuse to register its sale of the Class B Notes described herein to Purchaser and, consequently, such sale shall not be effective, if (x) any of the representations set forth in (i)-(iv) above, or any of the representations set forth in (i)- (v) of the Purchaser's Certification, are untrue or inaccurate as of the date of either such Certification, (y) the Registrar either knows, or has a reasonable, good-faith belief, that any such representations are untrue or inaccurate as of such date (or dates), and (z) the Registrar properly notifies Seller and Purchaser of its refusal to record such sale of the Class B Notes within the time allowed for providing such notification.

[Name of Seller]


By:_______________________
   Name:
   Title:

                                  EXHIBIT F
                                     to
                          SERIES 1995-1 SUPPLEMENT

                   FORM OF COMMITMENT TRANSFER SUPPLEMENT

COMMITMENT TRANSFER SUPPLEMENT, dated as of , , among [NAME OF PURCHASER] (the "Transferor"), each purchaser listed as an Acquiring Purchaser on the signature pages hereof (each, an "Acquiring Purchaser"), [IF ANY ACQUIRING PURCHASER IS NOT A PURCHASER OR AN AFFILIATE OF A PURCHASER: AFG Credit Corporation, a Delaware corporation ("AFG Credit"), American Finance Group, Inc. ("AFG"), a Delaware corporation (the "Servicer")] and First Union National Bank of North Carolina, as Administrative Agent for the Purchasers under the Series 1995-1 Supplement to the Pooling and Servicing Agreement described below (in such capacity, the "Administrative Agent").


                            W I T N E S S E T H :


                  WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with subsection 27(d) of the Series 1995-1 Supplemental Indenture, dated as of July 1, 1995 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Supplement"; terms defined therein being used herein as therein defined), among AFG Credit, the Servicer, the Transferor, the other Purchasers from time to time parties thereto, Bankers Trust Company, as trustee and as collateral trustee (the "Trustee") and the Administrative Agent, to the Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995 (as from time to time amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), among AFG Credit, the Servicer and the Trustee;

                  WHEREAS, each Acquiring Purchaser (if it is not already a Purchaser party to the Supplement) wishes to become a Purchaser party to the Supplement; and

                  WHEREAS, the Transferor is selling and assigning to each Acquiring Purchaser, rights, obligations and commitments under the Supplement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Upon the execution and delivery of this Commitment Transfer Supplement by each Acquiring Purchaser, [IF ANY ACQUIRING PURCHASER IS NOT A PURCHASER OR AN AFFILIATE OF A PURCHASER, AFG Credit, the Servicer] the
Transferor and the Administrative Agent, (the date of such execution and delivery, the "Transfer Issuance Date"), each Acquiring Purchaser shall be a Purchaser party to the Supplement for all purposes thereof.

                  2. The  Transferor  acknowledges  receipt from each  Acquiring
Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Purchaser (the "Purchase Price"), of the portion being purchased by such Acquiring Purchaser (such Acquiring Purchaser's "Purchased Percentage") of the undivided interest in the Class A Note and/or Class B Note, as the case may be, owned by, and other amounts owing to, the Transferor under the Supplement. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Purchaser, without recourse, representation or warranty, and each Acquiring Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Purchaser's Purchased Percentage of the commitment of the Transferor to increase its Class A Principal Amount and/or Class B Principal Amount, under, and the portion of the undivided interest in, the Class A Note and/or the Class B Note, as the case may be owned by, and other amounts owing to, the Transferor, in each case under the Supplement together with all instruments, documents and collateral security pertaining thereto.

                  3. The minimum Commitment that may be transferred pursuant to this Commitment Transfer Supplement is the lesser of $10,000,000 and the Transferor's Commitment.

                  4. The Transferor has made arrangements with each Acquiring Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Purchaser of any Commitment Fees heretofore received by the Transferor pursuant to the Supplement prior to the Transfer Issuance Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Purchaser to the Transferor of Commitment Fees or Class A Note Interest and/or Class B Note Interest, as the case may be received by such Acquiring Purchaser pursuant to the Supplement from and after the Transfer Issuance Date.

                  5. From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Supplement shall, instead, be payable to or for the account of the Transferor and the Acquiring Purchasers, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

                  6. Prior to or concurrently with the execution and delivery hereof, the Administrative Agent will, at the expense of the Transferor, provide to each Acquiring Purchaser (if it is not already a Purchaser party to the Supplement or an Affiliate thereof) photocopies of all documents delivered to the Administrative Agent on the Issuance Date in satisfaction of the conditions precedent set forth in the Supplement.

                  7. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

                  8. By executing and delivering this Commitment Transfer Supplement, the Transferor and each Acquiring Purchaser confirm to and agree with each other and the Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Supplement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Supplement, the Pooling and Servicing Agreement, the Class A Note and/or the Class B Note, as the case may be, or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of AFG Credit or the Servicer or the performance or observance by AFG Credit or the Servicer of any of their obligations under the Supplement, the Pooling and Servicing Agreement or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Purchaser confirms that it has received a copy of the Supplement, the Pooling and Servicing Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; (iv) each Acquiring Purchaser will, independently and without reliance upon the Administrative Agent, the Transferor or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Supplement and the Pooling and Servicing Agreement; (v) each Acquiring Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Supplement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 23 of the Supplement; and (vi) each Acquiring Purchaser agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Supplement are required to be performed by it as a Purchaser.

                  9.  Schedule  I  hereto  sets  forth  the  revised  Commitment
Percentages  of  the  Transferor  and  each  Acquiring   Purchaser  as  well  as
administrative information with respect to each Acquiring Purchaser.

                  10. This Commitment Transfer Supplement shall be governed by, and construed in accordance with, the laws of the State of California.

                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Commitment   Transfer  Supplement  to  be  executed  by  their  respective  duly authorized officers as of the date first set forth above.


                 [NAME OF SELLING PURCHASER], as Transferor



                                  By:
                                      Title:


                                  [NAME OF PURCHASING PURCHASER], as
                                    Acquiring Purchaser



                                  By:
                                      Title:



                                   as Administrative Agent



                                  By: _____________________________
                                      Title:



[IF NECESSARY:

CONSENTED AND ACKNOWLEDGED:

AMERICAN FINANCE GROUP, INC.



By:
    Title:


AFG CREDIT CORPORATION


By:
    Title:]

                                 SCHEDULE I


                        LIST OF ADDRESSES FOR NOTICES
                        AND OF COMMITMENT PERCENTAGES



                      , as Administrative Agent

  Address:




[TRANSFEROR]

  Address:





              Prior [Class A] [Class B] Commitment Percentage:

             Revised [Class A] [Class B] Commitment Percentage:




[ACQUIRING PURCHASER]

  Address:





             [Prior] [Class A] [Class B] Commitment Percentage:

            [Revised [Class A] [Class B] Commitment Percentage:]